UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4854

The Oberweis Funds

(Exact name of registrant as specified in charter)

3333 Warrenville Road, Suite 500, Lisle, IL 60532

(Address of principal executive offices)           (Zip code)

James W. Oberweis The Oberweis Funds 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Copy to: James A. Arpaia Vedder Price P.C. 222 North LaSalle Street, Suite 2600 Chicago, IL 60601

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 323-6166

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders Follows.

A VISION FOR FUTURE GROWTH

ANNUAL REPORT
DECEMBER 31, 2011

•	Oberweis Micro-Cap Fund
•	Oberweis Emerging Growth Fund
•	Oberweis Small-Cap Opportunities Fund
•	Oberweis China Opportunities Fund
•	Oberweis International Opportunities Fund
•	Oberweis Asia Opportunities Fund

1-800-245-7311

www.oberweisfunds.com

  PRESIDENT’S LETTER

Dear Fellow Oberweis Funds Shareholder:

2011 was a challenging year for smaller-cap growth equities and The Oberweis Funds. Equity risk aversion rose markedly as investors increasingly fretted about the sovereign debt crisis in Europe. The combination of over-leveraged governments and political gridlock led to a sharp mid-summer sell-off for equities and a full-year decline in most countries. U.S. small-cap growth stocks, as measured by the Russell 2000 Growth Index, returned -2.91%. Micro-cap growth stocks returned -8.42%, as measured by the Russell Micro-Cap Growth Index.

International equities fared worse, as reflected by the -14.79% return in the MSCI World ex-US Small Cap Growth Index. China, which performed very well during the 2009-2010 period, ranked among the most challenging markets in 2011, as measured by the -33.25% return in the MSCI Zhong Hua Small Cap Growth Index. Similar to China, small companies in the rest of emerging Asia experienced contracting valuations, with the MSCI Asia ex-Japan Small Cap Growth Index returning -25.19%. Both the Asia Opportunities and International Opportunities Funds exceeded their benchmark indices, with the Asia Opportunities Fund outperforming by 884 basis points for the year. Still, no matter how one looks at it, 2011 was a tough year in international investing.

Previous concerns over high inflation in China gave way to new worries about slowing manufacturing and falling property prices. Additionally, Chinese equities essentially reflected the trials and tribulations of the Europeans, illustrating the important connection between China and Europe, its top export market. Notably, the outcome of slower growth was exactly the goal of the central government earlier in the year. Chinese policymakers tightened liquidity and restricted loan expansion to slow growth to more sustainable levels. By the end of November, the government reversed course and cut its bank reserve requirement ratio by 50 basis points in an admission that perhaps the pendulum had swung too far. That was the first sign of easing since 2008 amid slowing exports and industrial production. If China continues to ease monetary policy and if the situation in Europe stabilizes, Chinese equities will likely prove undervalued. The average P/E of the China Opportunities Fund is presently near its low since the inception of the fund. Based on the data we have to date, we believe China will experience slower growth in 2012 than in 2011, but perhaps faster than the consensus seems to be expecting, particularly if the government continues to ease monetary policy. Either way, we are confident growth in China is likely to be faster than that of the developed western world.

In contrast to the optimism that prevailed in early 2011, pessimism was pervasive as we entered 2012. Many investors have positioned portfolios defensively, as evidenced by record low yields on U.S. 30-year Treasury bonds. Similarly, non-cyclical stocks, which tend to be less economically sensitive to changes in economic growth, are trading at record valuation premiums relative to those that are cyclically exposed.

That pessimism is now consensus and, in our view, may prove overdone. A collapse of the Eurozone or a hard landing in China can be avoided if policymakers can unite to take corrective action. The latest rounds of economic data – particularly manufacturing related – have been reasonably good. The European Central Bank is moving – albeit slowly – to contain a growing credit crunch, and China appears to have begun a new easing cycle in terms of monetary policy.

  PRESIDENT’S LETTER (continued)

History notes that times of immense uncertainty and exceeding pessimism have often worked out to be excellent opportunities to buy equities, although it sometimes takes time to play out. Rapidly growing small-cap stocks often experience sharp declines when bad news hits the economy for two reasons: first, earnings expectations decline, and second, the P/E multiple investors are willing to pay for those earnings also declines as uncertainty increases. Thanks to the post-2008 risk-averse environment, valuations for smaller, high-growth stocks have already declined to historically low valuations, which makes us much less worried about further compression from here. Eventually we expect mean reversion; stocks don’t stay cheap forever. With P/E multiples for small-cap growth stocks already at the low end of their historical range, we believe an upward bounce is much more likely than a further decline, even if the economy does not show robust growth in 2012.

Overall, we believe the risks associated with the economy appear to be offset by exceptionally attractive equity valuations The average forward P/E ratio at the end of 2011 was 16.0 times for the Micro-Cap Fund, 17.8 times for the Emerging Growth Fund, 21.0 times for the Small-Cap Opportunities Fund, 13.7 times for the International Opportunities Fund, 11.1 times for the China Opportunities Fund, and 14.6 times for the Asia Opportunities Fund. The average P/E for China Opportunities is an astounding 27% less than a year ago. Remember, each of the Funds invests in companies with expected earnings growth substantially higher than that of the broader market. As of 12/31/11, the weighted average market capitalization was $439 million for the Micro-Cap, $1.1 billion for the Emerging Growth, $1.4 billion for the Small-Cap Opportunities, $1.4 billion for International Opportunities, $2.0 billion for China Opportunities, and $3.3 billion for Asia Opportunities.

We appreciate your investment in The Oberweis Funds and invite you to visit our website at www.oberweisfunds.com. If you have any questions about your account, please contact shareholder services at (800) 245-7311. Thank you for investing with us in The Oberweis Funds.

Sincerely,

James W. Oberweis, CFA
President & Portfolio Manager

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE

Market Environment

Global equities declined 5.02% in 2011, as measured by the MSCI World Index. U.S. large company returns were slightly positive, with the S&P 500 returning 2.11% for the year. In contrast to 2009-2010, U.S. small-caps underperformed large caps in 2011, as seen by the -4.18% return for the Russell 2000 Index. Micro-Cap stocks fared poorly, as evidenced by a -9.27% return for the Russell Micro-Cap Index. Among small companies, growth stocks outperformed value stocks, with the Russell 2000 Growth Index returning -2.91% compared to the Russell 2000 Value Index return of -5.50%.

The global equity market experienced significant volatility in 2011. Strong gains early in the year amid a modest global economic recovery were ceded to the Japanese earthquake, which increased uncertainty and ignited fears of supply chain disruptions in Japan after radioactive leakage at the Fukushima nuclear plant. Unrest in the Middle East and Libya also drove crude oil prices higher. Still, equities initially appeared resilient and rebounded from their post-earthquake March lows, but then fell swiftly and sharply again after a ratings downgrade for U.S. treasuries by Standard and Poor’s in July. Although U.S. large-cap stocks recovered from their mid-year losses by year-end, Asian and European stocks did not fare as well, primarily because the European debt crisis came back into focus in the later part of the year. In China, equities declined as investors shifted focus from a concern over high inflation to worries about a slowdown in manufacturing and dropping property prices.

Discussion of The Oberweis Funds

For the year ending December 31, 2011, the Oberweis Micro-Cap Fund declined 8.05%, the Emerging Growth Fund declined 11.56%, and the Small-Cap Opportunities Fund declined 3.88%. For comparison, the benchmark Russell 2000 Growth Index declined 2.91%.

Each of the domestic funds underperformed the Russell 2000 Growth Index in 2011. For the Micro-Cap Fund, stock selection in technology detracted from performance. At the stock level, Mistras, Hi-Tech Pharmacal, and Endologix were among the top contributors to performance, while Active Power, Imris, and Kemet were among the top detractors.

For the Emerging Growth Fund, stock selection in consumer discretionary and technology were the most significant detractors to performance. Green Mountain Coffee Roasters, RightNow Technologies, and Acacia Research were among the top contributors to performance, while Travelzoo, OpenTable, and Interactive Intelligence were among the top detractors.

For the Oberweis Small-Cap Opportunities Fund, favorable appreciation in the Fund’s consumer staples and consumer discretionary holdings helped performance. Technology was the greatest detractor to Fund performance. At the stock level, Green Mountain Coffee Roasters, Vera Bradley, and Netlogic Microsystems were among the top contributors to performance, while Axcelis Technologies, Perry Ellis, and Crocs were among the top detractors.

The Oberweis China Opportunities Fund returned -38.72% for the year ended December 31, 2011. For comparison, the MSCI China Small-Cap Growth Index returned -38.23% and the MSCI Zhong Hua Small Cap Growth Index returned -33.25%. The Oberweis China Opportunities Fund partially invests in American Depository Receipts (ADR’s) whereas the benchmarks do not include ADR’s. Spreadtrum Communications, Galaxy Entertainment, and Great Wall Motor were among the top contributors; Emperor Watch & Jewellery, China Yurun Food, and Sohu.com were among the top detractors.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

The Oberweis Asia Opportunities Fund fared very well relative to its benchmark index in 2011, returning -16.35% for the year ended December 31, 2011. For comparison, the MSCI Asia ex-Japan Small Cap Growth Index returned -25.19%. Favorable stock selection in consumer discretionary and information technology contributed to 2011 relative outperformance. Iluka Resources, Gree, and Sanrio were among the top contributors, while China Zhengtong Auto Services, Lynas, and GCL-Poly Energy were among the top detractors.

The Oberweis International Opportunities Fund slightly outperformed its benchmark, returning -14.50% for the year ended December 31, 2011 versus -14.79% for the MSCI World ex-US Small Cap Growth Index. At the stock level, Duerr, Lululemon Athletica, and Hamworthy were among the top contributors to performance; International Personal Finance, Calsonic Kansei, and Faurecia were among the top detractors.

The portfolio turnover rates were 62% for the Micro-Cap Fund, 85% for the Emerging Growth Fund, 129% for the Small Cap-Cap Opportunities Fund, 107% for the China Opportunities Fund, 188% for the Asia Opportunities Fund, and 257% for the International Opportunities Fund. The net expense ratios of the six Funds were 1.91% for Micro-Cap, 1.47% for Emerging Growth, 2.00% for Small-Cap Opportunities, 2.08% for China Opportunities, 2.49% for Asia Opportunities, and 1.60%(1) for International Opportunities.

(1)	Effective May 1, 2011, the Fund's maximum annual expense ratio was reduced to 1.60%. This revised expense reimbursement arrangement will continue in force until at least April 30, 2013. The net expense ratio for OBIOX for the 12 months ending December 31, 2011 was 1.89% which reflects a blend of both old and new expense reimbursement arrangements.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Oberweis Micro-Cap Fund
At December 31, 2011

Asset Allocation
Common Stocks	98.0%
Corporate Bonds	2.5%
Preferred Stock	1.4%
Other Liabilities in excess of Assets	(1.9)%
100.0%

Top Holdings
Amerigon, Inc.	5.0%
Acacia Research Corp.	4.9%
Twin Disc, Inc.	4.7%
Body Central Corp.	4.2%
Mistras Group, Inc.	4.0%
GeoResources, Inc.	3.9%
Web.com Group, Inc.	2.8%
IPC The Hospitalist Co., Inc.	2.7%
HealthStream, Inc.	2.7%
AdCare Health Systems, Inc.	2.5%
Other Holdings	62.6%
100.0%

Top Industries
Computer Services Software & Systems	11.5%
Industrial Machinery	7.5%
Oil Crude Producer	6.9%
Electronics Components	6.6%
Specialty Retail	5.3%
Healthcare Services	5.2%
Computer Technology	5.1%
Auto Parts	5.0%
Pharmaceuticals	4.5%
Engineering & Contracting Services	4.0%
Other Industries	38.4%
100.0%

Oberweis Emerging Growth Fund
At December 31, 2011

Asset Allocation
Common Stocks	113.3%
Other Liabilities in excess of Assets	(13.3)%
100.0%

Top Holdings
Acacia Research Corp.	5.8%
SXC Health Solutions Corp.	5.2%
IMAX Corp.	4.8%
Gulfport Energy Corp.	3.7%
Twin Disc, Inc.	3.6%
Spreadtrum Communications, Inc. ADR	3.4%
BroadSoft, Inc.	3.3%
FARO Technologies, Inc.	3.3%
DealerTrack Hldgs., Inc.	3.2%
Amerigon, Inc.	2.9%
Other Holdings	60.8%
100.0%

Top Industries
Computer Services Software & Systems	23.2%
Healthcare Services	10.7%
Oil Crude Producer	7.8%
Electronics Components	6.9%
Semiconductors & Components	6.5%
Specialty Retail	5.4%
Photography	4.8%
Textiles – Apparel & Shoes	3.9%
Industrial Machinery	3.6%
Electronics	3.6%
Other Industries	23.6%
100.0%

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Oberweis Small-Cap Opportunities Fund
At December 31, 2011

Asset Allocation
Common Stocks	98.9%
Other Assets in excess of Liabilities	1.1%
100.0%

Top Holdings
Acacia Research Corp.	6.0%
Twin Disc, Inc.	3.7%
ZOLL Medical Corp.	3.1%
Select Comfort Corp.	3.0%
PROS Hldgs., Inc.	2.5%
Synergetics USA, Inc.	2.5%
Amerigon, Inc.	2.4%
IMAX Corp.	2.3%
Ulta Salon, Cosmetics & Fragrance, Inc.	2.2%
Team, Inc.	2.2%
Other Holdings	70.1%
100.0%

Top Industries
Medical Equipment	6.8%
Computer Services Software & Systems	6.1%
Electronics Components	6.0%
Medical & Dental Instruments & Supplies	5.6%
Healthcare Services	5.3%
Industrial Machinery	4.4%
Office Supplies Equipment	4.0%
Semiconductors & Components	3.8%
Textiles – Apparel & Shoes	3.8%
Specialty Retail	3.8%
Other Industries	50.4%
100.0%

Oberweis China Opportunities Fund
At December 31, 2011

Asset Allocation
Common Stocks	97.5%
Commercial Paper	2.0%
Warrants	0.3%
Other Assets in excess of Liabilities	0.2%
100.0%

Top Holdings
Spreadtrum Communications, Inc. ADR	4.5%
Vinda International Hldgs. Ltd.	3.7%
AAC Acoustic Technologies Hldgs., Inc.	3.4%
Galaxy Entertainment Group Ltd.	3.1%
Comba Telecom Systems Hldgs. Ltd.	3.0%
NetEase.com, Inc. ADR	3.0%
China Resources Gas Group Ltd.	3.0%
Luk Fook Hldgs. (International) Ltd.	2.9%
China Everbright International Ltd.	2.9%
Biostime International Hldgs. Ltd.	2.8%
Other Holdings	67.7%
100.0%

Top Industries
Internet Software & Services	12.4%
Communications Equipment	8.0%
Food Products	6.8%
Semiconductor & Semiconductor Equipment	6.4%
Specialty Retail	5.6%
Machinery	5.6%
Gas Utilities	4.8%
Textile Apparel & Luxury Goods	4.0%
Healthcare Equipment & Supplies	3.9%
Chemicals	3.9%
Other Industries	38.6%
100.0%

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Oberweis International Opportunities Fund
At December 31, 2011

Asset Allocation
Common Stocks	99.0%
Other Assets in excess of Liabilities	1.0%
100.0%

Top Holdings
Duerr AG	3.6%
Gree, Inc.	3.5%
Net One Systems Co. Ltd.	3.0%
Ashtead Group PLC	3.0%
Megane TOP Co. Ltd.	2.8%
Kentz Corp. Ltd.	2.7%
Cove Energy PLC	2.6%
Electromagnetic GeoServices AS	2.6%
Rockhopper Exploration PLC	2.5%
Hamworthy PLC	2.4%
Other Holdings	71.3%
100.0%

Top Industries
Metals & Mining	12.2%
Machinery	10.0%
Oil, Gas & Consumable Fuels	9.5%
Electronic Equipment, Instruments & Components	8.4%
Internet Software & Services	7.8%
Construction & Engineering	6.9%
Information Technology Services	6.4%
Food & Staples Retailing	5.0%
Health Care Providers & Services	3.5%
Auto Components	3.2%
Other Industries	27.1%
100.0%

Oberweis Asia Opportunities Fund
At December 31, 2011

Asset Allocation
Common Stocks	93.4%
Other Assets in excess of Liabilities	6.6%
100.0%

Top Holdings
Gree, Inc.	3.8%
Comba Telecom Systems Hldgs. Ltd.	3.1%
PT Mitra Adiperkasa TBK	2.7%
Vinda International Hldgs. Ltd.	2.4%
Ship Healthcare Hldgs., Inc.	2.4%
Baidu.com, Inc. ADR	2.2%
Home Product Center PCL	2.2%
SmarTone Telecommunications Hldgs. Ltd.	2.2%
Net One Systems Co. Ltd.	2.1%
AAC Acoustic Technologies Hldgs., Inc.	2.1%
Other Holdings	74.8%
100.0%

Top Industries
Specialty Retail	8.8%
Internet Software & Services	8.1%
Communications Equipment	6.5%
Metals & Mining	6.3%
Food Products	4.8%
Hotels Restaurants & Leisure	4.0%
Real Estate Management & Development	3.8%
Software	3.8%
Electronic Equipment, Instruments & Components	3.4%
Textiles, Apparel, & Luxury Goods	3.3%
Other Industries	47.2%
100.0%

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Average Annual Total Returns(1)
Periods ended 12/31/11

	One Year	Five Years	Ten Years	Since Inception 1/1/96	Expense Ratio(2)
OBMCX	-8.05%	-3.55%	+5.37%	+7.66%	1.91%
Russell 2000 Growth	-2.91%	+2.09%	+4.48%	+4.38%
Russell Microcap Growth	-8.42%	-2.32%	+2.77%	N/A (3)

Growth of an Assumed $10,000 Investment
from January 1, 1996 to December 31, 2011

(1)	Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting www.oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index measures the performance of 2000 companies with small-market capitalizations. The Russell indices are unmanaged and are not available for investment. The Russell Microcap Growth Index measures the performance of those Russell microcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Growth Index is represented by the smallest 1,000 securities in the small cap Russell 2000 Index plus the next 1,000 securities.

(2)	Expense ratio is the total annual net fund operating expense ratio as of 12/31/11. The expense ratio gross of any fee waivers or expense reimbursement was 1.91%.
(3)	The Russell Microcap Growth Index began on July 3, 2000, and the line graph for the Index begins at the same value as the Fund on that date.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Average Annual Total Returns(1)
Periods ended 12/31/11

	One Year	Five Years	Ten Years	Since Inception 1/7/87	Expense Ratio(2)
OBEGX	-11.56%	-4.79%	+1.30%	+7.83%	1.47%
Russell 2000 Growth	-2.91%	+2.09%	+4.48%	+6.67%
Russell 2000	-4.18%	+0.15%	+5.62%	+8.39%

Growth of an Assumed $10,000 Investment
from January 7, 1987 to December 31, 2011

(1)	Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting www.oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index measures the performance of 2000 companies with small-market capitalizations. The Russell indices are unmanaged and are not available for investment. A sales load of 4% was charged on the Oberweis Emerging Growth Fund until 12/31/91 and is not reflected in the total return figures or graph above.

(2)	Expense ratio is the total annual net fund operating expense ratio as of 12/31/11. The expense ratio gross of any fee waivers or expense reimbursement was 1.47%.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Average Annual Total Returns(1)
Periods ended 12/31/11

	One Year	Five Years	Ten Years	Since Inception 9/15/96	Expense Ratio(2)
OBSOX	-3.88%	-0.46%	+2.38%	+4.51%	2.00%
Russell 2000 Growth	-2.91%	+2.09%	+4.48%	+4.06%
Russell 2000	-4.18%	+0.15%	+5.62%	+6.60%

Growth of an Assumed $10,000 Investment
from September 15, 1996 to December 31, 2011

(1)	Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting www.oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index measures the performance of 2000 companies with small-market capitalizations. The Russell indices are unmanaged and are not available for investment.

(2)	Expense ratio is the total annual net fund operating expense ratio as of 12/31/11. The expense ratio gross of any fee waivers or expense reimbursement was 2.33%.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Average Annual Total Returns(1)
Periods ended 12/31/11

	One Year	Five Years	Since Inception 10/1/05	Expense Ratio(2)
OBCHX	-38.72%	-1.10%	+10.32%	2.08%
MSCI China Small Cap Growth	-38.23%	+5.16%	+14.66%
MSCI Zhong Hua Small Cap Growth	-33.25%	N/A (3)	N/A (3)

Growth of an Assumed $10,000 Investment
from October 1, 2005 to December 31, 2011

(1)	Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting www.oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.

The MSCI China Small Cap Growth Index is a free float adjusted market capitalization index that is designed to measure the small cap growth equity market performance in China excluding A share classes, with minimum dividends reinvested net of withholding tax.

The MSCI Zhong Hua Small Cap Growth Index is a free float-adjusted, market capitalization weighted index that is designed to measure the performance of small cap stocks in the developed markets and emerging markets of China and Hong Kong excluding China A shares, with minimum dividends reinvested net of withholding tax.

(2)	Expense ratio is the total annual net fund operating expense ratio as of 12/31/11. The expense ratio gross of any fee waivers or expense reimbursement was 2.08%.
(3)	The MSCI Zhong Hua Small Cap Growth Index began on May 31, 2007, and the line graph for the Index begins at the same value as the Fund on that date.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Average Annual Total Returns(1)
Periods ended 12/31/11

	One Year	Since Inception 2/1/07	Expense Ratio(2)
OBIOX	-14.50%	0.00%	1.60%
MSCI World EX Small Cap Growth	-14.79%	-3.32%

Growth of an Assumed $10,000 Investment
from February 1, 2007 to December 31, 2011

(1)	Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting www.oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.

The MSCI World ex-US Small Cap Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small cap growth developed and emerging markets excluding the US, with minimum dividends reinvested net of withholding tax.

(2)	Expense ratio is the total annual net fund operating expense ratio as of 12/31/11. Effective May 1, 2011, the maximum annual expense ratio was reduced to 1.60%. This revised expense reimbursement arrangement will continue in force until at least April 30, 2013. The net expense ratio for OBIOX for the twelve months ending December 31, 2011 was 1.89%, which reflects a blend of both the old and new expense reimbursement arrangements. The expense ratio gross of any fee waivers or expense reimbursement was 2.65%.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Average Annual Total Returns(1)
Periods ended 12/31/11

	One Year	Since Inception 2/1/08	Expense Ratio(2)
OBAOX	-16.35%	-6.87%	2.49%
MSCI AC Asia Pacific Ex Japan Small Cap Growth	-25.19%	-3.15%

Growth of an Assumed $10,000 Investment
from February 1, 2008 to December 31, 2011

(1)	Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting www.oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.

The MSCI AC Asia Pacific ex Japan Small Cap Growth Index is a free float adjusted market capitalization index that is designed to measure the equity market performance of small cap growth developed and emerging markets in the Pacific region excluding Japan, with minimum dividends reinvested net of withholding tax.

(2)	Expense ratio is the total annual net fund operating expense ratio as of 12/31/11. The expense ratio gross of any fee waivers or expense reimbursement was 4.17%.

OBERWEIS MICRO-CAP FUND
Schedule of Investments
December 31, 2011

	Shares	Value
EQUITIES – 98.0%
Air Transport – 1.4%
CPI Aerostructures, Inc.*	25,600	$303,872
Auto Parts – 5.0%
Amerigon, Inc.*	73,400	1,046,684
Back Office Support – 1.5%
On Assignment, Inc.*	29,000	324,220
Banks – Diversified – 3.6%
Bryn Mawr Bank Corp.	13,600	265,064
Cardinal Financial Corp.	22,400	240,576
Eagle Bancorp, Inc.*	11,900	173,026
First Savings Financial Group, Inc.*	5,000	84,600
		763,266
Banks – Savings/Thrifts & Mortgage Lending – 1.8%
BOFI Hldg., Inc.	14,500	235,625
United Financial Bancorp, Inc.	8,800	141,592
		377,217
Commercial Services – 1.8%
LML Payment Systems, Inc.*	29,700	69,201
Mastech Hldgs., Inc.*	3,600	13,425
Points International Ltd.*	36,200	287,790
		370,416
Communications – 2.0%
Ceragon Networks Ltd.*	11,700	90,090
ClearOne Communications, Inc.*	33,300	143,856
Procera Networks, Inc.*	12,200	190,076
		424,022
Computer Services Software & Systems – 11.5%
BSQUARE Corp.*	25,100	85,842
Digimarc Corp.*	15,000	358,350
eGain Communications Corp.*	14,300	98,813
Kenexa Corp.*	14,900	397,830
Keynote Systems, Inc.	9,700	199,238
Magic Software Enterprises Ltd.*	7,900	40,843

See accompanying notes to the financial statements

OBERWEIS MICRO-CAP FUND
Schedule of Investments (continued)
December 31, 2011

	Shares	Value
VASCO Data Security International, Inc.*	23,500	$153,220
Virtusa Corp.*	11,500	166,520
Web.com Group, Inc.*	52,500	601,125
Zix Corp.*	119,400	336,708
		2,438,489
Computer Technology – 5.1%
Allot Communications Ltd.*	7,700	117,040
Datalink Corp.*	29,195	241,151
Mitek Systems, Inc.*	28,700	208,075
Silicom Ltd.*	17,400	305,196
Silicon Graphics International Corp.*	15,700	179,922
XATA Corp.*	14,012	17,795
		1,069,179
Diversified Chemicals – 1.5%
ADA-ES, Inc.*	13,400	303,376
Diversified Manufacturing Operations – 0.9%
Lydall, Inc.*	20,300	192,647
Diversified Metals & Minerals – 0.2%
Optical Cable Corp.	13,500	43,065
Drug & Grocery Store Chains – 0.1%
QKL Stores, Inc.*	41,900	29,833
Education Services – 2.7%
HealthStream, Inc.*	30,900	570,105
Electrical Scientific Instruments – 0.1%
Tii Network Technologies, Inc.*	9,000	13,230
Electronics Components – 6.6%
Acacia Research Corp.*	28,300	1,033,233
KEMET Corp.*	19,000	133,950
LeCroy Corp.*	26,600	223,706
ORBIT/FR, Inc.*	8,800	8,360
		1,399,249
Engineering & Contracting Services – 4.0%
Mistras Group, Inc.*	33,100	843,719

See accompanying notes to the financial statements

OBERWEIS MICRO-CAP FUND
Schedule of Investments (continued)
December 31, 2011

	Shares	Value
Forms & Bulk Printing Services – 1.2%
Multi-Color Corp.	10,100	$259,873
Gauges & Meters – 0.4%
Clearfield, Inc.*	11,500	87,515
Perceptron, Inc.*	700	3,332
		90,847
Gold – 0.7%
Richmont Mines, Inc.*	14,000	150,640
Healthcare Services – 5.2%
IPC The Hospitalist Co., Inc.*	12,580	575,157
Medidata Solutions, Inc.*	24,200	526,350
		1,101,507
Household Equipment & Products – 0.7%
Summer Infant, Inc.*	21,500	151,360
Industrial Machinery – 7.5%
Hardinge, Inc.	25,300	203,665
Kadant, Inc.*	11,300	255,493
Manitex International, Inc.*	29,700	125,928
Twin Disc, Inc.	27,500	998,800
		1,583,886
Medical & Dental Instruments & Supplies – 2.4%
Endologix, Inc.*	40,500	464,940
IMRIS, Inc.*	17,300	46,710
		511,650
Medical Equipment – 1.7%
Syneron Medical Ltd.*	16,200	179,334
ZELTIQ Aesthetics, Inc.*	16,200	184,032
		363,366
Metal Fabricating – 0.1%
NN, Inc.*	4,600	27,600
Oil Crude Producer – 6.9%
Barnwell Industries, Inc.*	2,600	7,020
Callon Petroleum Co.*	28,400	141,148
Carrizo Oil & Gas, Inc.*	8,800	231,880

See accompanying notes to the financial statements

OBERWEIS MICRO-CAP FUND
Schedule of Investments (continued)
December 31, 2011

	Shares	Value
GeoResources, Inc.*	27,900	$817,749
Panhandle Oil & Gas, Inc.	7,900	259,199
		1,456,996
Oil Well Equipment & Services – 3.9%
Flotek Industries, Inc.*	44,300	441,228
Mitcham Industries, Inc.*	17,800	388,752
		829,980
Paints & Coatings – 0.2%
Chase Corp.	2,900	40,310
Paper – 0.6%
The LGL Group, Inc.*	16,300	119,479
Pharmaceuticals – 4.5%
DUSA Pharmaceuticals, Inc.*	98,500	431,430
Hi-Tech Pharmacal Co., Inc.*	13,100	509,459
		940,889
Power Transmission Equipment – 0.4%
Active Power, Inc.*	118,800	78,408
Rental & Leasing Services – Consumer – 0.4%
CAI International, Inc.*	5,400	83,484
Semiconductors & Components – 1.8%
AuthenTec, Inc.*	47,700	153,117
IXYS Corp.*	21,100	228,513
		381,630
Specialty Machinery – 0.8%
Hurco Companies, Inc.*	8,400	176,400
Specialty Retail – 5.3%
Body Central Corp.*	35,800	893,568
Stamps.com, Inc.*	8,400	219,492
		1,113,060
Textiles – Apparel & Shoes – 2.1%
G-III Apparel Group Ltd.*	17,600	438,416
Utilities – Telecommunications – 0.9%
Wi-LAN, Inc.	33,800	194,012

See accompanying notes to the financial statements

OBERWEIS MICRO-CAP FUND
Schedule of Investments (continued)
December 31, 2011

	Shares	Value
Wholesale & International Trade – 0.5%
KSW, Inc.	2,250	$7,493
Wayside Technology Group, Inc.	7,500	91,500
		98,993
Total Equities (Cost: $17,498,881)		$20,705,375
Preferred Stock – 1.4%
Banks – Savings/Thrifts & Mortgage Lending
BOFI Hldg., Inc.(a)	300	301,860
Total Preferred Stock (Cost: $300,000)		$301,860

	Face Amount	Value
Corporate Bonds – 2.5%
Healthcare Facilities
AdCare Health Systems, Inc. (10.00%, 10/26/13)(a)	500,000	$530,025
Total Corporate Bonds (Cost: $500,000)		$530,025
Total Investments – 101.9% (Cost: $18,298,881)		$21,537,260
Other Liabilities Less Assets – (1.9%)		(396,837)
Net Assets – 100%		$21,140,423

Cost of Investments is $18,345,576 for federal income tax purposes and net unrealized appreciation consists of:

Gross unrealized appreciation	$5,023,295
Gross unrealized depreciation	(1,831,611)
Net unrealized depreciation	$3,191,684
(a)	Fair valued security
*	Non-income producing security during the year ended December 31, 2011

See accompanying notes to the financial statements

OBERWEIS EMERGING GROWTH FUND
Schedule of Investments
December 31, 2011

	Shares	Value
EQUITIES – 113.3%
Advertising Agency – 1.3%
Travelzoo, Inc.*	32,300	$793,934
Agricultural Machinery – 1.1%
Titan Machinery, Inc.*	30,700	667,111
Asset Management & Custodian – 0.6%
Financial Engines, Inc.*	15,900	355,047
Auto Parts – 2.9%
Amerigon, Inc.*	123,400	1,759,684
Back Office Support – 3.1%
ExlService Hldgs., Inc.*	66,700	1,492,079
The Advisory Board Co.*	5,300	393,313
		1,885,392
Banks – Savings/ Thrifts & Mortgage Lending – 0.7%
Berkshire Hills Bancorp, Inc.	17,900	397,201
Biotechnology – 3.5%
Momenta Pharmaceuticals, Inc.*	23,000	399,970
ViroPharma, Inc.*	61,900	1,695,441
		2,095,411
Communications – 3.1%
Acme Packet, Inc.*	19,800	612,018
Aruba Networks, Inc.*	67,500	1,250,100
		1,862,118
Computer Services Software & Systems – 23.2%
BroadSoft, Inc.*	65,800	1,987,160
DealerTrack Hldgs., Inc.*	70,800	1,930,008
Interactive Intelligence, Inc.*	58,600	1,343,112
Kenexa Corp.*	62,700	1,674,090
Keynote Systems, Inc.	23,800	488,852
LogMeIn, Inc.*	23,300	898,215
OpenTable, Inc.*	36,800	1,439,984
RealPage, Inc.*	24,534	619,974
Taleo Corp.*	37,900	1,466,351
Tangoe, Inc.*	68,000	1,047,200

See accompanying notes to the financial statements

OBERWEIS EMERGING GROWTH FUND
Schedule of Investments (continued)
December 31, 2011

	Shares	Value
Web.com Group, Inc.*	89,200	$1,021,340
		13,916,286
Computer Technology – 2.6%
21Vianet Group, Inc. ADR*	105,500	965,325
Stratasys, Inc.*	18,500	562,585
		1,527,910
Consumer Services – Misc. – 1.2%
51job, Inc. ADR*	16,500	692,010
Electronics – 3.6%
IPG Photonics Corp.*	47,000	1,591,890
iRobot Corp.*	19,100	570,135
		2,162,025
Electronics Components – 6.9%
Acacia Research Corp.*	96,000	3,504,960
Rogers Corp.*	17,300	637,678
		4,142,638
Engineering & Contracting Services – 2.1%
Mistras Group, Inc.*	50,600	1,289,794
Gauges & Meters – 3.3%
FARO Technologies, Inc.*	43,000	1,978,000
Healthcare Services – 10.7%
HMS Hldgs. Corp.*	48,500	1,551,030
Medidata Solutions, Inc.*	66,100	1,437,675
MWI Veterinary Supply, Inc.*	4,500	298,980
SXC Health Solutions Corp.*	55,600	3,140,288
		6,427,973
Industrial Machinery – 3.6%
Twin Disc, Inc.	60,300	2,190,096
Medical & Dental Instruments & Supplies – 1.6%
Align Technology, Inc.*	37,400	887,315
IMRIS, Inc.*	34,000	91,800
		979,115

See accompanying notes to the financial statements

OBERWEIS EMERGING GROWTH FUND
Schedule of Investments (continued)
December 31, 2011

	Shares	Value
Medical Equipment – 1.0%
ZELTIQ Aesthetics, Inc.*	53,500	$607,760
Oil Crude Producer – 7.8%
Carrizo Oil & Gas, Inc.*	33,901	893,292
Gulfport Energy Corp.*	75,300	2,217,585
Northern Oil & Gas, Inc.*	66,300	1,589,874
		4,700,751
Oil Well Equipment & Services – 1.7%
Basic Energy Services, Inc.*	37,700	742,690
Tesco Corp.*	20,900	264,176
		1,006,866
Pharmaceuticals – 2.7%
Impax Laboratories, Inc.*	68,300	1,377,611
Sagent Pharmaceuticals, Inc.*	11,200	235,200
		1,612,811
Photography – 4.8%
IMAX Corp.*	157,000	2,877,810
Production Technology Equipment – 0.6%
Cognex Corp.	9,500	340,005
Real Estate – 1.0%
Zillow, Inc.*	25,700	577,736
Semiconductors & Components – 6.5%
CEVA, Inc.*	51,000	1,543,260
Silicon Image, Inc.*	67,600	317,720
Spreadtrum Communications, Inc. ADR	98,400	2,054,592
		3,915,572
Specialty Retail – 5.4%
Francesca’s Hldgs. Corp.*	101,700	1,759,410
Rue21, Inc.*	41,000	885,600
Teavana Hldgs., Inc.*	33,500	629,130
		3,274,140

See accompanying notes to the financial statements

OBERWEIS EMERGING GROWTH FUND
Schedule of Investments (continued)
December 31, 2011

	Shares	Value
Textiles – Apparel & Shoes – 3.9%
G-III Apparel Group Ltd.*	32,200	$802,102
Vera Bradley, Inc.*	48,300	1,557,675
		2,359,777
Truckers – 0.8%
Roadrunner Transportation Systems, Inc.*	35,700	504,441
Utilities – Telecommunications – 2.0%
Wi-LAN, Inc.	213,100	1,223,194
Total Equities (Cost: $62,880,428)		$68,122,608
Total Investments – 113.3% (Cost: $62,880,428)		$68,122,608
Other Liabilities Less Assets – (13.3%)		(7,981,814)
Net Assets – 100%		$60,140,794

Cost of Investments is $63,230,942 for federal income tax purposes and net unrealized appreciation consists of:

Gross unrealized appreciation	$12,840,916
Gross unrealized depreciation	(7,949,250)
Net unrealized appreciation	$4,891,666
*	Non-income producing security during the year ended December 31, 2011

ADR — American depositary receipt

See accompanying notes to the financial statements

OBERWEIS SMALL-CAP OPPORTUNITIES FUND
Schedule of Investments
December 31, 2011

	Shares	Value
EQUITIES – 98.9%
Aerospace – 0.9%
Teledyne Technologies, Inc.*	1,200	$65,820
Auto Parts – 3.7%
Amerigon, Inc.*	12,800	182,528
Gentex Corp.*	3,300	97,647
		280,175
Back Office Support – 1.8%
Liquidity Services, Inc.*	3,800	140,220
Banks – Savings/Thrifts & Mortgage Lending – 2.8%
BOFI Hldg., Inc.*	7,100	115,375
United Financial Bancorp, Inc.	6,000	96,540
		211,915
Commercial Services – 1.0%
SINA Corp.*	1,400	72,800
Communications – 3.4%
Acme Packet, Inc.*	2,900	89,639
Aruba Networks, Inc.*	4,900	90,748
Oclaro, Inc.*	28,800	81,216
		261,603
Computer Services Software & Systems – 6.1%
BroadSoft, Inc.*	4,900	147,980
Kenexa Corp.*	4,900	130,830
PROS Hldgs., Inc.*	12,600	187,488
		466,298
Consumer Electronics – 1.9%
Harman International Industries, Inc.	3,800	144,552
Consumer Lending – 2.4%
Encore Capital Group, Inc.*	4,000	85,040
First Cash Financial Services, Inc.*	2,900	101,761
		186,801
Consumer Services – Misc. – 1.6%
MercadoLibre, Inc.	1,500	119,310

See accompanying notes to the financial statements

OBERWEIS SMALL-CAP OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2011

	Shares	Value
Drug & Grocery Store Chains – 1.1%
The Fresh Market, Inc.*	2,200	$87,780
Electronics – 1.0%
IPG Photonics Corp.*	2,200	74,514
Electronics Components – 6.0%
Acacia Research Corp.*	12,550	458,200
Financial Data & Systems – 0.8%
Fair Isaac Corp.	1,700	60,928
Healthcare Management Services – 1.6%
Catalyst Health Solutions, Inc.*	2,300	119,600
Healthcare Services – 5.3%
HMS Hldgs. Corp.*	3,900	124,722
Omnicell, Inc.*	9,400	155,288
SXC Health Solutions Corp.*	2,100	118,608
		398,618
Household Furnishings – 3.0%
Select Comfort Corp.*	10,400	225,576
Industrial Machinery – 4.4%
Sauer-Danfoss, Inc.*	1,500	54,315
Twin Disc, Inc.	7,700	279,664
		333,979
Leisure Time – 1.7%
HomeAway, Inc.*	5,400	125,550
Life Insurance – 0.8%
StanCorp Financial Group, Inc.	1,700	62,475
Medical & Dental Instruments & Supplies – 5.6%
Neogen Corp.*	4,300	131,752
SurModics, Inc.*	6,500	95,290
The Cooper Cos., Inc.*	1,000	70,520
Volcano Corp.*	5,200	123,708
		421,270

See accompanying notes to the financial statements

OBERWEIS SMALL-CAP OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2011

	Shares	Value
Medical Equipment – 6.8%
Synergetics USA, Inc.*	25,200	$185,976
ZELTIQ Aesthetics, Inc.*	8,300	94,288
ZOLL Medical Corp.*	3,700	233,766
		514,030
Office Supplies Equipment – 4.0%
Electronics for Imaging, Inc.*	9,000	128,250
Herman Miller, Inc.	3,000	55,350
Zebra Technologies Corp.*	3,300	118,074
		301,674
Offshore Drilling – 1.1%
Hercules Offshore, Inc.*	18,200	80,808
Oil Crude Producer – 3.1%
Energy XXI (Bermuda) Ltd.*	4,900	156,212
Magnum Hunter Resources Corp.*	15,000	80,850
		237,062
Oil Well Equipment & Services – 2.9%
Flotek Industries, Inc.*	13,100	130,476
Matrix Service Co.*	9,500	89,680
		220,156
Paper – 1.5%
Schweitzer-Mauduit International, Inc.	1,700	112,982
Pharmaceuticals – 2.2%
Akorn, Inc.*	6,300	70,056
Medicis Pharmaceutical Corp.	2,900	96,425
		166,481
Photography – 2.3%
IMAX Corp.*	9,700	177,801
Pollution Control – 2.2%
Team, Inc.*	5,500	163,625
Railroads – 1.4%
Genesee & Wyoming, Inc.*	1,800	109,044

See accompanying notes to the financial statements

OBERWEIS SMALL-CAP OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2011

	Shares	Value
Restaurants – 1.9%
Caribou Coffee Co., Inc.*	10,500	$146,475
Semiconductors & Components – 3.8%
Cavium, Inc.*	4,100	116,563
Spreadtrum Communications, Inc. ADR	5,500	114,840
Volterra Semiconductor Corp.*	2,300	58,903
		290,306
Specialty Retail – 3.8%
Ulta Salon, Cosmetics & Fragrance, Inc.*	2,600	168,792
Vitamin Shoppe, Inc.*	2,900	115,652
		284,444
Textiles – Apparel & Shoes – 3.8%
Phillips-Van Heusen Corp.	800	56,392
Steve Madden Ltd.*	3,075	106,088
Vera Bradley, Inc.*	3,800	122,550
		285,030
Utilities – Telecommunications – 1.2%
Wi-LAN, Inc.	15,300	87,822
Total Equities (Cost: $6,838,885)		$7,495,724
Total Investments – 98.9% (Cost: $6,838,885)		$7,495,724
Other Assets Less Liabilities – 1.1%		83,680
Net Assets – 100%		$7,579,404

Cost of Investments is $6,868,481 for federal income tax purposes and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,019,181
Gross unrealized depreciation	(391,938)
Net unrealized appreciation	$627,243
*	Non-income producing security during the year ended December 31, 2011

ADR — American depositary receipt

See accompanying notes to the financial statements

OBERWEIS CHINA OPPORTUNITIES FUND
Schedule of Investments
December 31, 2011

	Shares	Value
Equities – 97.5%
Auto Components – 1.9%
Tianneng Power International Ltd.*	1,000,000	$450,648
Xinyi Glass Hldg. Co. Ltd.	3,250,000	1,866,325
		2,316,973
Automobiles – 1.0%
Great Wall Motor Co. Ltd.	800,000	1,168,079
Chemicals – 3.9%
Dongyue Group	2,500,000	1,648,083
Yingde Gases Group Co.*	3,000,000	3,063,116
		4,711,199
Commercial Service & Supply – 2.9%
China Everbright International Ltd.	9,500,000	3,437,154
Communications Equipment – 8.0%
AAC Acoustic Technologies Hldgs., Inc.	1,800,000	4,041,923
China All Access Hldgs. Ltd.	4,000,000	849,793
China Wireless Technologies Ltd.*	6,000,000	1,081,554
Comba Telecom Systems Hldgs. Ltd.	4,500,000	3,627,070
		9,600,340
Computers & Peripherals – 1.8%
Catcher Technology Co. Ltd.	450,000	2,088,081
Construction & Engineering – 1.5%
China State Construction International Hldgs. Ltd.	2,500,000	1,773,620
Construction Materials – 2.3%
China Resources Cement Hldgs. Ltd.	3,700,000	2,758,350
Containers & Packaging – 1.6%
CPMC Hldgs. Ltd.*	2,000,000	862,668
Greatview Aseptic Packaging Co. Ltd.*	3,000,000	1,004,300
		1,866,968
Distributors – 3.0%
China ZhengTong Auto Services Hldgs. Ltd.*	3,000,000	2,943,373
Dah Chong Hong Hldgs. Ltd.	500,000	589,061
		3,532,434

See accompanying notes to the financial statements

OBERWEIS CHINA OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2011

	Shares	Value
Diversified Consumer Services – 1.6%
New Oriental Education & Technology Group, Inc. ADR*	80,000	$1,924,000
Electrical Equipment – 0.8%
Wasion Group Hldgs. Ltd.*	3,000,000	888,420
Food Products – 6.8%
Biostime International Hldgs. Ltd.	1,900,000	3,351,531
China Mengniu Dairy Co. Ltd.*	800,000	1,870,574
China Modern Dairy Hldgs. Ltd.*	14,000,000	2,956,249
		8,178,354
Food & Staples Retailing – 0.0%
FU JI Food & Catering Services Hldgs. Ltd.(a)*	1,325,000	—
Gas Utilities – 4.8%
China Resources Gas Group Ltd.	2,500,000	3,572,992
ENN Energy Hldgs. Ltd.	678,000	2,173,692
		5,746,684
Healthcare Equipment & Supplies – 3.9%
China Kanghui Hldgs. ADR*	150,000	2,211,000
China Medical System Hldgs. Ltd.	3,750,000	2,501,095
		4,712,095
Hotels Restaurants & Leisure – 3.1%
Galaxy Entertainment Group Ltd.	2,000,000	3,666,984
Household Products – 3.7%
Vinda International Hldgs. Ltd.	3,500,000	4,492,957
Independent Power Producers & Energy Traders – 0.1%
China Power International Development Ltd.*	680,000	159,349
Information Technology Services – 2.0%
51Job, Inc. ADR*	48,000	2,013,120
iSoftStone Hldgs. Ltd. ADR*	50,000	437,500
		2,450,620
Internet Software & Services – 12.4%
21Vianet Group, Inc. ADR*	200,000	1,830,000
Changyou.com Ltd. ADR*	70,000	1,613,500
NetEase.com, Inc. ADR*	80,000	3,588,000

See accompanying notes to the financial statements

OBERWEIS CHINA OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2011

	Shares	Value
PChome Online, Inc.*	250,000	$1,539,846
Qihoo 360 Technology Co. Ltd.*	30,000	470,700
SINA Corp.*	35,000	1,820,000
Sohu.com, Inc.*	59,000	2,950,000
Youku.com, Inc. ADR*	65,000	1,018,550
		14,830,596
Leisure Equipment & Products – 1.0%
Genius Electronic Optical Co. Ltd.*	180,000	1,230,556
Machinery – 5.6%
AirTac International Group	200,000	828,957
Hiwin Technologies Corp.	400,000	3,249,777
Sany Heavy Equipment International Hldgs. Co. Ltd.	3,200,000	2,608,091
		6,686,825
Media – 0.1%
Charm Communications, Inc. ADR*	10,360	89,925
Metals & Mining – 2.1%
Chu Kong Petroleum & Natural Gas Steel Pipe Hldgs. Ltd.	3,500,000	928,334
Zhaojin Mining Industry Co. Ltd.	1,000,000	1,588,855
		2,517,189
Multiline Retail – 1.4%
Golden Eagle Retail Group Ltd.	800,000	1,691,345
Paper & Forest Products – 0.4%
China Forestry Hldgs. Ltd.(a)	5,760,000	—
Youyuan International Hldgs. Ltd.*	2,000,000	502,150
		502,150
Real Estate Management & Development – 0.2%
SYSWIN, Inc. ADR*	308,000	284,407
Semiconductor & Semiconductor Equipment – 6.4%
Radiant Opto-Electronics Corp.*	800,000	2,285,412
Spreadtrum Communications, Inc. ADR	260,000	5,428,800
		7,714,212
Software – 2.2%
AutoNavi Hldgs. Ltd. ADR*	120,000	1,203,600
Kingdee International Software Group Co. Ltd.	2,000,000	538,202

See accompanying notes to the financial statements

OBERWEIS CHINA OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2011

	Shares	Value
NetDragon Websoft, Inc.*	317,000	$187,345
NetQin Mobile, Inc. ADR*	125,000	658,750
		2,587,897
Specialty Retail – 5.6%
Emperor Watch & Jewellery Ltd.	26,000,000	3,247,238
Luk Fook Hldgs. (International) Ltd.	1,000,000	3,489,300
		6,736,538
Textile Apparel & Luxury Goods – 4.0%
Daphne International Hldgs. Ltd.	1,700,000	1,893,364
Trinity Ltd.	4,000,000	2,884,145
		4,777,509
Wireless Telecommunication Service – 1.4%
SmarTone Telecommunications Hldgs. Ltd.	1,000,000	1,730,487
Total Equities (Cost: $136,549,718)		$116,852,297

	Units	Value
Warrants – 0.3%
Auto Components
China XD Plastics Co. Ltd. ($4.58, Expires 6/1/15)(a)*	130,435	$313,681
Total Warrants (Cost: $411,309)		$313,681

See accompanying notes to the financial statements

OBERWEIS CHINA OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2011

	Face Amount	Value
Commercial Paper – 2.0%
Prudential Financial(a)
0.30% Due 1/03/12	2,400,000	$2,400,000
Total Commercial Paper (Cost: $2,400,000)		$2,400,000
Total Investments – 99.8% (Cost: $139,361,027)		$119,565,978
Other Assets Less Liabilities – 0.2%		252,879
Net Assets – 100%		$119,818,857

Cost of Investments is $141,703,987 for federal income tax purposes and net unrealized depreciation consists of:

Gross unrealized appreciation	$8,519,780
Gross unrealized depreciation	(30,657,789)
Net unrealized depreciation	$(22,138,009)
(a)	Fair valued security
*	Non-income producing security during the year ended December 31, 2011

ADR — American depositary receipt

COUNTRY ALLOCATION (As A Percentage of Net Assets)

China (Includes the People’s Republic of China and Hong Kong)	88.1%
Taiwan	9.4%

See accompanying notes to the financial statements

OBERWEIS INTERNATIONAL OPPORTUNITIES FUND
Schedule of Investments
December 31, 2011

	Shares	Value
EQUITIES – 99.0%
Australia – 6.9%
Ausdrill Ltd.	96,266	$295,382
Imdex Ltd.	145,884	276,038
Mirabela Nickel Ltd.*	104,600	119,823
NRW Hldgs. Ltd.*	135,369	357,214
		1,048,457
Belgium – 1.0%
Tessenderlo Chemie NV	5,500	146,211
Canada – 10.6%
Coastal Energy Co.*	5,700	85,045
Harry Winston Diamond Corp.*	14,300	152,440
Inmet Mining Corp.	3,300	212,172
Lumina Copper Corp.*	16,000	207,156
Painted Pony Petroleum Ltd.*	21,200	233,070
PMI Gold Corp.*	249,700	230,398
SXC Health Solutions Corp.*	2,700	151,783
TAG Oil Ltd.*	49,600	342,757
		1,614,821
France – 3.2%
Faurecia*	14,300	271,138
Valeo SA*	5,400	214,630
		485,768
Germany – 5.8%
Aurelius AG	10,616	335,318
Duerr AG	12,400	545,655
		880,973
Hong Kong – 5.1%
Asia Cement (China) Hldgs. Corp.	102,000	47,805
Dah Chong Hong Hldgs. Ltd.	244,000	287,462
Hutchison Telecommunications Hong Kong Hldgs. Ltd.	674,000	259,478
International Taifeng Hldgs. Ltd.	347,500	110,962
Varitronix International Ltd.	189,000	80,062
		785,769

See accompanying notes to the financial statements

OBERWEIS INTERNATIONAL OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2011

	Shares	Value
Italy – 0.2%
De’Longhi SpA	4,100	$36,243
Japan – 26.7%
Ain Pharmaciez, Inc.	5,000	240,353
Anritsu Corp.	24,000	264,415
Bit-isle, Inc.*	38	102,196
Drecom Co. Ltd.*	148	237,854
Gree, Inc.	15,400	530,607
Itochu Techno-Solutions Corp.*	5,800	260,348
KLab, Inc.*	3,000	186,306
Megane TOP Co. Ltd.	37,100	427,057
Net One Systems Co. Ltd.	170	463,596
Nichii Gakkan Co.*	27,600	336,708
Park24 Co. Ltd.*	8,800	116,846
Poletowin Pitcrew Hldgs., Inc.*	5,300	143,156
Seria Co. Ltd.	39	216,357
Ship Healthcare Hldgs., Inc.	8,900	194,489
Universal Entertainment Corp.	1,500	41,490
Valor Co. Ltd.	19,300	300,144
		4,061,922
Norway – 3.4%
Electromagnetic GeoServices AS*	177,000	393,606
Opera Software ASA	26,600	129,423
		523,029
Sweden – 4.4%
Hexpol AB	11,800	346,350
Pricer AB*	197,400	326,990
		673,340
United Kingdom – 31.7%
Ashtead Group PLC*	131,100	460,129
Booker Group PLC	198,900	228,578
Cove Energy PLC*	220,100	396,503
Diploma PLC	64,700	341,325
Fenner PLC	4,100	25,507
Ferrexpo PLC	42,600	177,831

See accompanying notes to the financial statements

OBERWEIS INTERNATIONAL OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2011

	Shares	Value
Hamworthy PLC	28,300	$362,584
Imagination Technologies Group PLC*	26,300	224,231
International Personal Finance PLC	36,000	95,881
Jupiter Fund Management PLC*	22,200	74,848
Kentz Corp. Ltd.	61,600	403,702
Lancashire Hldgs. Ltd.	27,000	303,788
Moneysupermarket.com Group PLC	173,400	282,753
Oxford Instruments PLC*	14,500	213,924
Randgold Resources Ltd.*	1,900	194,302
Rockhopper Exploration PLC*	91,600	384,441
Senior PLC	89,900	238,739
Sirius Minerals PLC*	701,200	288,573
TT Electronics PLC	62,400	130,339
		4,827,978
Total Equities (Cost: $14,876,767)		$15,084,511
Total Investments – 99.0% (Cost: $14,876,767)		$15,084,511
Other Assets Less Liabilities – 1.0%		145,618
Net Assets – 100%		$15,230,129

Cost of investments is $15,241,998 for federal income tax purposes and net unrealized depreciation consists of:

Gross unrealized appreciation	$966,968
Gross unrealized depreciation	(1,124,455)
Net unrealized depreciation	$(157,487)
*	Non-income producing security during the year ended December 31, 2011

SECTOR ALLOCATIONS (as a percentage of Net Assets)

Consumer Discretionary	10.5%
Consumer Staples	5.0%
Energy	12.1%
Financials	5.3%
Health Care	4.5%

Industrials	20.7%
Information Technology	25.7%
Materials	13.5%
Telecomm Service	1.7%

See accompanying notes to the financial statements

OBERWEIS ASIA OPPORTUNITIES FUND
Schedule of Investments
December 31, 2011

	Shares	Value
EQUITIES – 93.4%
Australia – 12.1%
Aston Resources Ltd.*	8,000	$74,460
Atlas Iron Ltd.	25,000	69,039
Boart Longyear Group	25,000	71,084
Campbell Brothers Ltd.	1,000	50,107
Iluka Resources Ltd.	8,000	126,827
Intrepid Mines Ltd.*	20,000	22,297
Karoon Gas Australia Ltd.*	10,000	46,128
McMillan Shakespeare Ltd.	6,000	52,715
Mesoblast Ltd.*	10,000	70,471
Molopo Energy Ltd.*	39,117	25,606
NRW Hldgs. Ltd.	20,000	52,776
Perseus Mining Ltd.*	30,000	73,641
Resolute Mining Ltd.*	25,000	41,935
		777,086
China – 12.0%
Baidu.com, Inc. ADR*	1,200	139,764
China Mengniu Dairy Co. Ltd.*	25,000	58,455
China Power International Development Ltd.*	68,000	15,935
China Wireless Technologies Ltd.*	300,000	54,078
China ZhengTong Auto Services Hldgs. Ltd.*	120,000	117,735
Comba Telecom Systems Hldgs. Ltd.	250,000	201,504
ENN Energy Hldgs. Ltd.	22,000	70,533
Sany Heavy Equipment International Hldgs. Co. Ltd.	40,000	32,601
SINA Corp.*	1,000	52,000
Spreadtrum Communications, Inc. ADR	1,500	31,320
		773,925
Hong Kong – 15.1%
AAC Acoustic Technologies Hldgs., Inc.	60,000	134,731
Dah Chong Hong Hldgs. Ltd.	30,000	35,344
Emperor Watch & Jewellery Ltd.	800,000	99,915
Galaxy Entertainment Group Ltd.*	50,000	91,675
Luk Fook Hldgs. (International) Ltd.	30,000	104,679
SJM Hldgs. Ltd.	40,000	65,305
SmarTone Telecommunications Hldgs. Ltd.	80,000	138,439

See accompanying notes to the financial statements

OBERWEIS ASIA OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2011

	Shares	Value
Trinity Ltd.	130,000	$93,735
Vinda International Hldgs. Ltd.	120,000	154,044
YGM Trading Ltd.	20,000	51,889
		969,756
India – 3.0%
Jubilant Foodworks Ltd.*	2,500	35,515
Mahindra & Mahindra Ltd.	3,000	38,516
Petronet LNG Ltd.	20,000	58,676
Titan Industries Ltd.	20,000	64,401
		197,108
Indonesia – 14.0%
PT AKR Corporindo TBK	380,000	126,771
PT Alam Sutera Realty TBK*	2,000,000	101,461
PT Bumi Serpong Damai	400,000	43,231
PT Gajah Tunggal TBK	300,000	99,255
PT Gudang Garam TBK*	10,000	68,431
PT Indocement Tunggal Prakarsa TBK*	40,000	75,214
PT Japfa Comfeed Indonesia TBK*	100,000	42,184
PT Jasa Marga*	200,000	92,638
PT Mitra Adiperkasa TBK	310,000	176,068
PT XL Axiata TBK	150,000	74,855
		900,108
Japan – 16.0%
Anritsu Corp.	10,000	110,173
Gree, Inc.	7,000	241,185
Kakaku.com, Inc.	1,000	36,664
KLab, Inc.*	1,500	93,153
Konami Corp.	2,000	59,893
Net One Systems Co. Ltd.	50	136,352
Poletowin Pitcrew Hldgs., Inc.*	1,000	27,011
Sanrio Co. Ltd.	2,000	102,767
Ship Healthcare Hldgs., Inc.	7,000	152,969
Start Today Co. Ltd.	1,500	35,098
Taikisha Ltd.	1,500	32,097
		1,027,362

See accompanying notes to the financial statements

OBERWEIS ASIA OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2011

	Shares	Value
Malaysia – 2.2%
AirAsia BHD*	50,000	$59,464
Ta Ann Hldgs. BHD	50,000	85,174
		144,638
Singapore – 2.1%
Noble Group Ltd.*	30,000	26,136
Sakari Resources Ltd.	25,000	35,465
STX OSV Hldgs. Ltd.	80,000	71,547
		133,148
South Korea – 10.8%
Daum Communications Corp.*	500	52,153
Duksan Hi-Metal Co. Ltd.*	4,000	88,432
Gamevil, Inc.*	1,500	88,818
Hotel Shilla Co. Ltd*	2,000	67,008
Iljin Materials Co. Ltd.*	2,000	29,615
InnoWireless, Inc.*	1,500	27,588
Interflex Co. Ltd.*	2,500	80,820
Orion Corp.	100	58,854
Samick Musical Instruments Co. Ltd.*	18,000	30,656
Samsung Fine Chemicals Co., Ltd.*	2,000	106,087
Seegene, Inc.*	1,000	65,077
		695,108
Thailand – 6.1%
Asian Property Development PCL*	650,000	102,187
Charoen Pokphand Foods PCL*	70,000	73,217
Home Product Center PCL	400,000	139,461
Thai Union Frozen Products PCL	40,000	74,168
		389,033
Total Equities (Cost: $5,843,921)		$6,007,272
Total Investments – 93.4% (Cost: $5,843,921)		$6,007,272
Other Assets Less Liabilities – 6.6%		422,329
Net Assets – 100%		$6,429,601

See accompanying notes to the financial statements

OBERWEIS ASIA OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2011

Cost of investments is $5,850,990 for federal income tax purposes and net unrealized appreciation consists of:

Gross unrealized appreciation	$691,889
Gross unrealized depreciation	(535,607)
Net unrealized appreciation	$156,282
*	Non-income producing security during the year ended December 31, 2011

ADR — American depositary receipt

SECTOR ALLOCATIONS (As a percentage of Net Assets)

Consumer Discretionary	22.5%
Consumer Staples	8.2%
Energy	2.6%
Financials	3.9%
Health Care	4.5%

Industrials	10.4%
Information Technology	26.2%
Materials	10.5%
Telecommunication service	3.3%
Utilities	1.3%

See accompanying notes to the financial statements

THE OBERWEIS FUNDS
Statement of Assets and Liabilities
December 31, 2011

	Micro-Cap Fund	Emerging Growth Fund	Small-Cap Opportunities Fund
Assets:
Investment securities at value(a)	$21,537,260	$68,122,608	$7,495,724
Cash	—	—	60,831
Receivable from fund shares sold	—	22,764	—
Receivable from securities sold	4,096	833	91,634
Dividends and interest receivable	13,341	4,423	841
Prepaid expenses	14,644	21,437	8,224
Total Assets	21,569,341	68,172,065	7,657,254
Liabilities:
Payable to custodian bank	366,307	960,413	—
Payable for fund shares redeemed	4,761	6,939,971	—
Payable for securities purchased	14,349	11,776	63,239
Payable to advisor (see note 2)	17,905	48,619	2,797
Payable to distributor	4,476	14,530	1,617
Accrued expenses	21,120	55,962	10,197
Total Liabilities	428,918	8,031,271	77,850
Net Assets	$21,140,423	$60,140,794	$7,579,404
Shares Outstanding:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with no par value)	1,887,267	3,302,423	678,991
Net asset value, offering price and redemption price	$11.20	$18.21	$11.16
Analysis of net assets:
Capital	$24,743,934	$75,493,732	$7,912,914
Undistributed net realized losses on investment	(6,841,890)	(20,595,118)	(990,349)
Net unrealized appreciation of investments	3,238,379	5,242,180	656,839
Net Assets	$21,140,423	$60,140,794	$7,579,404
(a) Investment securities at cost	$18,298,881	$62,880,428	$6,838,885

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statement of Assets and Liabilities (continued)
December 31, 2011

	China Opportunities Fund	International Opportunities Fund	Asia Opportunities Fund
Assets:
Investment securities at value(a)	$119,565,978	$15,084,511	$6,007,272
Cash	393,763	220,539	327,945
Receivable from fund shares sold	44,093	2,630	—
Receivable from securities sold	823,018	—	103,817
Due from advisor	—	—	158
Dividends and interest receivable	3,539	19,085	17
Prepaid expenses	33,379	13,655	15,698
Total Assets	120,863,770	15,340,420	6,454,907
Liabilities:
Payable for fund shares redeemed	216,499	5,502	—
Payable for securities purchased	493,363	70,416	11,783
Payable to advisor (see note 2)	134,239	8,284	—
Payable to distributor	26,848	3,239	1,390
Accrued expenses	173,964	22,850	12,133
Total Liabilities	1,044,913	110,291	25,306
Net Assets	$119,818,857	$15,230,129	$6,429,601
Shares Outstanding:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with no par value)	13,770,947	1,563,469	848,999
Net asset value, offering price and redemption price	$8.70	$9.74	$7.57
Analysis of net assets:
Capital	$144,582,079	$23,522,447	$9,103,154
Undistributed net investment loss	(30,730)	(113,276)	(18,727)
Undistributed net realized losses on investment and foreign currency transactions	(4,933,994)	(8,385,954)	(2,818,079)
Net unrealized appreciation/depreciation of investments and translation of assets and liabilities denominated in foreign currencies	(19,798,498)	206,912	163,253
Net Assets	$119,818,857	$15,230,129	$6,429,601
(a) Investment securities at cost	$139,361,027	$14,876,767	$5,843,921

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statement of Operations
Year Ended December 31, 2011

	Micro-Cap Fund	Emerging Growth Fund	Small-Cap Opportunities Fund
Investment Income:
Interest	$50,278	$1,926	$—
Dividends(a)	42,775	63,407	10,902
Total Income	93,053	65,333	10,902
Expenses:
Investment advisory fees (see note 2)	144,584	361,086	32,279
Management fees (see note 2)	96,390	336,086	32,279
Distribution and shareholder service fees (see note 2)	60,243	210,054	20,174
Transfer agent fees and expenses	47,790	112,571	28,662
Custodian fees and expenses	64,688	89,570	46,502
Federal and state registration fees	19,573	27,300	18,021
Other	27,861	98,442	10,112
Total expenses before reimbursed expenses	461,129	1,235,109	188,029
Earnings credit (see note 5)	9	126	51
Expense reimbursement (see note 2)	—	—	26,555
Total Expenses	461,120	1,234,983	161,423
Net Investment Loss	(368,067)	(1,169,650)	(150,521)
Net Realized and Unrealized Gains (Losses) from Investments:
Net realized gain on investment transactions	2,313,979	15,035,827	1,155,011
Change in unrealized appreciation/depreciation on investments	(3,857,198)	(24,112,349)	(1,310,523)
Net realized/unrealized (losses) on investments	(1,543,219)	(9,076,522)	(155,512)
Net decrease in net assets resulting from operations	$(1,911,286)	$(10,246,172)	$(306,033)
(a)	Dividends are net of foreign withholding tax of $124, $2,547 and $111 for the Micro-Cap Fund, Emerging Growth Fund, and Small-Cap Opportunities Fund, respectively.

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statement of Operations (continued)
Year Ended December 31, 2011

	China Opportunities Fund	International Opportunities Fund	Asia Opportunities Fund
Investment Income:
Interest	$7,445	$—	$53
Dividends(a)	2,661,151	397,723	111,796
Total Income	2,668,596	397,723	111,849
Expenses:
Investment advisory fees (see note 2)	2,506,655	246,608	95,902
Distribution and shareholder service fees (see note 2)	501,331	49,322	19,180
Transfer agent fees and expenses	390,247	43,380	29,835
Custodian fees and expenses	513,045	139,396	144,253
Federal and state registration fees	28,688	19,981	19,984
Other	253,983	25,011	11,177
Total expenses before reimbursed expenses	4,193,949	523,698	320,331
Earnings credit (see note 5)	100	225	87
Expense reimbursement (see note 2)	—	150,089	129,207
Total Expenses	4,193,849	373,384	191,037
Net Investment Income (Loss)	(1,525,253)	24,339	(79,188)
Net Realized and Unrealized Gains (Losses) from Investments:
Net realized gains on investment transactions	3,838,810	2,292,628	973,658
Net realized (losses) on foreign currency transactions	(96,585)	(6,605)	(4,894)
Net realized gains on investment and foreign currency transactions	3,742,225	2,286,023	968,764
Change in unrealized appreciation/ depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(90,561,737)	(5,283,090)	(2,199,400)
Net realized/unrealized (losses) on investments and foreign currencies	(86,819,512)	(2,997,067)	(1,230,636)
Net decrease in net assets resulting from operations	$(88,344,765)	$(2,972,728)	$(1,309,824)
(a)	Dividends are net of foreign withholding tax of $47,933, $38,233, and $4,726 for the China Opportunities Fund, International Opportunities Fund and Asia Opportunities Fund, respectively.

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statement of Changes in Net Assets

	Micro-Cap Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
From Operations:
Net investment loss	$(368,067)	$(423,661)
Net realized gains on investments	2,313,979	3,366,547
Change in net unrealized appreciation (depreciation) of investments	(3,857,198)	1,010,415
Net increase (decrease) in net assets resulting from operations	(1,911,286)	3,953,301
From Capital Share Transactions:
Proceeds from sale of shares	1,516,708	1,045,387
Redemption of shares	(5,084,424)	(5,346,128)
Net decrease from capital share transactions	(3,567,716)	(4,300,741)
Total decrease in net assets	(5,479,002)	(347,440)
Net Assets:
Beginning of year	26,619,425	26,966,865
End of year	$21,140,423	$26,619,425
Transactions in Shares:
Shares sold	124,361	99,591
Less shares redeemed	(423,455)	(506,865)
Net decrease from capital share transactions	(299,094)	(407,274)

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statement of Changes in Net Assets (continued)

	Emerging Growth Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
From Operations:
Net investment loss	$(1,169,650)	$(1,594,287)
Net realized gains on investments	15,035,827	36,075,139
Change in net unrealized appreciation (depreciation) of investments	(24,112,349)	(6,293,609)
Net increase (decrease) in net assets resulting from operations	(10,246,172)	28,187,243
From Capital Share Transactions:
Proceeds from sale of shares	21,609,004	30,293,619
Redemption of shares	(50,234,966)	(76,855,973)
Net decrease from capital share transactions	(28,625,962)	(46,562,354)
Total decrease in net assets	(38,872,134)	(18,375,111)
Net Assets:
Beginning of year	99,012,928	117,388,039
End of year	$60,140,794	$99,012,928
Transactions in Shares:
Shares sold	953,128	1,760,645
Less shares redeemed	(2,459,407)	(4,180,996)
Net decrease from capital share transactions	(1,506,279)	(2,420,351)

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statement of Changes in Net Assets (continued)

	Small-Cap Opportunities Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
From Operations:
Net investment loss	$(150,521)	$(121,461)
Net realized gains on investments	1,155,011	1,255,750
Change in net unrealized appreciation (depreciation) of investments	(1,310,523)	547,358
Net increase (decrease) in net assets resulting from operations	(306,033)	1,681,647
From Capital Share Transactions:
Proceeds from sale of shares	885,033	989,059
Redemption of shares	(961,065)	(1,284,369)
Net decrease from capital share transactions	(76,032)	(295,310)
Total increase (decrease) in net assets	(382,065)	1,386,337
Net Assets:
Beginning of year	7,961,469	6,575,132
End of year	$7,579,404	$7,961,469
Transactions in Shares:
Shares sold	75,311	98,938
Less shares redeemed	(82,278)	(136,238)
Net decrease from capital share transactions	(6,967)	(37,300)

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statement of Changes in Net Assets (continued)

	China Opportunities Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
From Operations:
Net investment loss	$(1,525,253)	$(2,374,465)
Net realized gains on investment and foreign currency transactions	3,742,225	99,104,199
Change in net unrealized appreciation (depreciation) of investments and foreign currencies	(90,561,737)	(59,539,940)
Net increase (decrease) in net assets resulting from operations	(88,344,765)	37,189,794
From Dividends and Distributions:
Dividends from net investment income	—	(1,653,070)
Distributions from net realized gains on investments	(17,619,952)	(51,245,173)
Net decrease in net assets from dividends and distributions	(17,619,952)	(52,898,243)
From Capital Share Transactions:
Proceeds from sale of shares	17,299,176	63,855,644
Proceeds from reinvestment of dividends and distributions	16,464,315	49,982,379
Redemption of shares	(100,913,545)	(176,904,890)
Net decrease from capital share transactions	(67,150,054)	(63,066,867)
Total decrease in net assets	(173,114,771)	(78,775,316)
Net Assets:
Beginning of year	292,933,628	371,708,944
End of year	$119,818,857	$292,933,628
Transactions in Shares:
Shares sold	1,194,241	3,518,129
Shares issued in reinvestment of dividends and distributions	1,916,684	3,060,767
Less shares redeemed	(6,959,098)	(10,483,165)
Net decrease from capital share transactions	(3,848,173)	(3,904,269)

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statement of Changes in Net Assets (continued)

	International Opportunities Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
From Operations:
Net investment gain (loss)	$24,339	$(142,958)
Net realized gains on investment and foreign currency transactions	2,286,023	3,608,341
Change in net unrealized appreciation (depreciation) of investments and foreign currencies	(5,283,090)	1,290,400
Net increase (decrease) in net assets resulting from operations	(2,972,728)	4,755,783
From Dividends:
Dividends from net investment income	(283,411)	(155,809)
From Capital Share Transactions:
Proceeds from sale of shares	4,119,699	3,805,711
Proceeds from reinvestment of dividends	242,513	134,581
Redemption of shares	(7,630,843)	(5,096,369)
Net decrease from capital share transactions	(3,268,631)	(1,156,077)
Total increase (decrease) in net assets	(6,524,770)	3,443,897
Net Assets:
Beginning of year	21,754,899	18,311,002
End of year	$15,230,129	$21,754,899
Transactions in Shares:
Shares sold	348,736	367,157
Shares issued in reinvestment of dividends	25,262	11,662
Less shares redeemed	(684,893)	(546,263)
Net decrease from capital share transactions	(310,895)	(167,444)

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statement of Changes in Net Assets (continued)

	Asia Opportunities Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
From Operations:
Net investment loss	$(79,188)	$(106,316)
Net realized gains on investment and foreign currency transactions	968,764	1,138,091
Change in net unrealized appreciation (depreciation) of investments and foreign currencies	(2,199,400)	(6,945)
Net increase (decrease) in net assets resulting from operations	(1,309,824)	1,024,830
From Capital Share Transactions:
Proceeds from sale of shares	1,021,495	1,886,277
Redemption of shares	(2,369,728)	(2,428,417)
Net decrease from capital share transactions	(1,348,233)	(542,140)
Total increase (decrease) in net assets	(2,658,057)	482,690
Net Assets:
Beginning of year	9,087,658	8,604,968
End of year	$6,429,601	$9,087,658
Transactions in Shares:
Shares sold	118,546	229,312
Less shares redeemed	(273,966)	(301,847)
Net decrease from capital share transactions	(155,420)	(72,535)

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Notes to Financial Statements
December 31, 2011

1. Significant Accounting Policies

Description of business.  The Oberweis Funds (the “Trust”) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Trust is authorized to operate numerous Funds under various trading strategies. The Trust consists of six Funds: the Oberweis Micro-Cap Fund, the Oberweis Emerging Growth Fund, the Oberweis Small-Cap Opportunities Fund, the Oberweis China Opportunities Fund, the Oberweis International Opportunities Fund, and the Oberweis Asia Opportunities Fund (collectively, “the Funds”).

Investment valuation.  Investments in securities are stated at value as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) (generally 3 p.m., Central Standard Time). Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sales price on that day. If there has been no sale on such day, then such security is valued at the current day’s bid price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the closing bid price determined on the basis of reasonable inquiry. Options are valued at the last reported bid price on the primary exchange as of the close of the regular trading session of the Chicago Board Options Exchange (“CBOE”). Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized cost.

The Oberweis China Opportunities Fund, the Oberweis International Opportunities Fund, and the Oberweis Asia Opportunities Fund hold foreign equity securities. Foreign securities are fair valued as described in the following circumstances. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the regular trading session of the NYSE. Due to the time differences between the closings of the relevant foreign securities exchanges and the close of the regular trading session of the NYSE for the Funds, the Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2011

Fair Value Measurements.  In accordance with Financial Accounting Standards Board (“FASB”) guidance, the Funds utilize the “Fair Value Measurements and Disclosures” to define fair value, set out a framework for measuring fair value, and expand disclosures regarding fair value measurements. The Fair Value Measurement Standard applies to fair value measurements already required or permitted by existing standards.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

-Level 1 – Quoted prices in active markets for identical securities.

-Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

-Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2011:

	Micro-Cap Fund	Emerging Growth Fund	Small-Cap Opportunities Fund
Level 1 – Equities	$20,705,375	$68,122,608	$7,495,724
Total Level 1	20,705,375	68,122,608	7,495,724
Level 2 – Warrants	—	—	—
Corporate Bonds	530,025	—	—
Preferred Stock	301,860	—	—
Total Level 2	831,885	—	—
Level 3 –	—	—	—
Total Investments	$21,537,260	$68,122,608	$7,495,724

	China Opportunities Fund	International Opportunities Fund	Asia Opportunities Fund
Level 1 – Equities
Total Asia	$116,852,297	$4,847,691	$5,230,186
Total Europe	—	7,573,542	—
Total Other Countries	—	2,663,278	777,086
Total Level 1	116,852,297	15,084,511	6,007,272
Level 2 – Equities
Total Asia	—	—	—
Total Europe	—	—	—
Total Other Countries	—	—	—
Total Warrants	313,681	—	—
Total Commercial Paper	2,400,000	—	—
Total Level 2	2,713,681	—	—
Level 3 –	—	—	—
Total Investments	$119,565,978	$15,084,511	$6,007,272

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2011

The Funds’ assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The pricing service provides fair market valuation on days when the movement in relevant indices exceeds a predetermined threshold. When fair market valuations are employed these techniques may result in transfers between Level 1 and Level 2.

Foreign Currency Transactions.  The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies.  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

Fund share valuation.  Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the NYSE is open for trading, the net asset value per share is determined as of the later of the close of the NYSE or the CBOE by dividing the total value of each Fund’s investments and other assets, less liabilities, by the number of each Fund’s shares outstanding.

Investment transactions and investment income.  Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund, and interest income is recorded on the accrual basis and includes amortization of premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis. Gains and losses on premiums from expired options are recognized on the date of expiration.

Federal income taxes and dividends to shareholders.  It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2011.

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2011

Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the U.S. (“GAAP”). Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus GAAP, and the use of the tax accounting practice known as equalization.

In addition to the requirements of the Code, the Funds may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to the repatriation of sales proceeds. The funds that invest in Indian securities accrue a deferred tax liability for net unrealized short-term gains in excess of the available carry forwards on Indian securities. As of December 31, 2011, the Oberweis Asia Opportunities Fund has recorded a receivable of $2,865 as an estimate for potential future India capital gains tax benefits, which is included in net unrealized appreciation of investments and translation of assets and liabilities denominated in foreign currencies line of the Statement of Assets and Liabilities.

For the year ended December 31, 2011, permanent book and tax differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, and passive foreign investment company (“PFIC”) adjustments were identified and reclassified among the components of the Funds' net assets.

The tax character of distributions paid during the fiscal year ended December 31, 2011 to shareholders of record on December 28, 2011 were as follows:

	Distributions Paid From Ordinary Income	Distributions Paid From Net Long-Term Capital Gains	Total Distributions Paid
China Opportunities Fund	$—	$17,619,952	$17,619,952
International Opportunities Fund	$283,411	$—	$283,411

No distributions were required for the Emerging Growth Fund, Micro-Cap Fund, Small-Cap Opportunities Fund, or the Asia Opportunities Fund. The China Opportunities Fund includes $839,455 of earnings and profit distributed, equalization, to shareholders on redemptions of shares which the Fund designates as additional long-term capital gain distribution. The International Opportunities Fund designates 49.66% of its ordinary income distribution for the year ended December 31, 2011 as Qualified Dividend Income as defined in the Internal Revenue Code.

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2011

The tax character of distributions paid during the fiscal year ended December 31, 2010 to shareholders of record on December 28, 2010 were as follows:

	Distributions Paid From Ordinary Income	Distributions Paid From Net Long-Term Capital Gains	Total Distributions Paid
China Opportunities Fund	$1,653,070	$51,245,173	$52,898,243
International Opportunities Fund	$155,809	$—	$155,809

No distributions were required for the Emerging Growth Fund, Micro-Cap Fund, Small-Cap Opportunities Fund, or the Asia Opportunities Fund. The China Opportunities Fund includes $7,894,450 of earnings and profit distributed, equalization, to shareholders on redemptions of shares which the Fund designates as additional long-term capital distribution.

As of December 31, 2011, the following Funds had net capital loss carry forwards to offset future net capital gains, if any, to the extent provided by treasury regulations:

	2016	2017
Micro-Cap Fund	$3,411,921	$2,989,022
Emerging Growth Fund	—	17,736,174
Small-Cap Opportunities Fund	—	762,662
China Opportunities Fund	—	—
International Opportunities Fund	—	7,457,372
Asia Opportunities Fund	899,557	1,710,212

Net currency, capital and ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended December 31, 2011, the following Funds deferred to January 1, 2012 post-October losses:

	Post-October Capital Losses	Late-year Ordinary Losses
Micro-Cap Fund	$394,252
Emerging Growth Fund	$2,508,430
Small-Cap Opportunities Fund	$198,091
China Opportunities Fund	$2,601,539	$23,594
International Opportunities Fund	$711,929
Asia Opportunities Fund	$207,286	$12,682

The Funds have reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and as of December 31, 2011, open federal tax years included the tax years ended 2008 though 2011. The Funds have no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2011

Use of estimates.  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Indemnifications.  Under the Trusts’ organizational documents, its present and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trusts’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Transactions with affiliates

The Funds have written agreements with Oberweis Asset Management, Inc. (“OAM”) as the Funds’ investment adviser and manager. Oberweis Securities, Inc. (“Oberweis Securities”), the Funds’ principal distributor, is an affiliate of OAM.

Investment advisory agreement.  Under the Advisory Agreement, OAM provides investment advisory services to the Micro-Cap, Emerging Growth, and Small-Cap Opportunities Funds and pursuant to a separate Management Agreement, OAM provides non-investment advisory management services such as administrative, compliance and accounting services to these Funds. For investment advisory services, the Micro-Cap Fund paid monthly investment advisory fees at an annual rate equal to .60% of average daily net assets. The Emerging Growth Fund paid monthly investment advisory fees at an annual rate equal to .45% of the first $50 million of average daily net assets and .40% of average daily net assets in excess of $50 million. The Small-Cap Opportunities Fund paid monthly investment advisory fees at an annual rate equal to .40% of average daily net assets. For investment advisory and management services, the China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund paid monthly investment advisory and management fees at an annual rate equal to 1.25% of average daily net assets. For the year ended December 31, 2011, the Micro-Cap Fund, Emerging Growth Fund, and Small-Cap Opportunities Fund, incurred investment advisory fees totaling $144,584, $361,086, and $32,279, respectively. For the year ended December 31, 2011, the China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund incurred investment advisory and management fees totaling $2,506,655, $246,608 and $95,902, respectively.

Management agreement.  For management services and facilities furnished, the Micro-Cap Fund, Emerging Growth Fund, and Small-Cap Opportunities Fund each paid a monthly fee at an annual rate equal to .40% of average daily net assets. For the year ended December 31, 2011, the Micro-Cap Fund, Emerging Growth Fund, and Small-Cap Opportunities Fund incurred management fees totaling $96,390, $336,086, and $32,279, respectively.

Expense reimbursement.  OAM is contractually obligated to reduce its management fees or reimburse the Emerging Growth Fund, Micro-Cap Fund, and Small-Cap Opportunities Fund to the extent that total ordinary operating expenses, as defined, exceed in any one year the following amounts expressed as a percentage of each Fund’s average daily net assets: 2% of

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2011

the first $25 million; plus 1.8% of the next $25 million; plus 1.6% of average daily net assets in excess of $50 million. OAM is also contractually obligated to reduce its investment and management fees or reimburse the China Opportunities Fund, and the Asia Opportunities Fund to the extent that total ordinary operating expenses, as defined, exceed in any one year 2.49% expressed as a percentage of the Funds’ average daily net assets. Effective May 1, 2011, OAM contractually agreed to reduce its investment and management fees or reimburse the International Opportunity Fund to the extent that total ordinary operating expenses, as defined, exceed in any one year 1.60% expressed as a percentage of the Funds’ average daily net assets. Immediately prior to May 1, 2011, the International Opportunities Fund had a contractual expense limitation of 2.49%. For the year ended December 31, 2011 OAM reimbursed the Small-Cap Opportunities Fund, International Opportunities Fund, and the Asia Opportunities Fund in the amount of $26,555, $150,089 and $129,207, respectively.

Officers and trustees.  Certain officers and trustees of the Trust are also officers and/or directors of OAM and Oberweis Securities. During the year ended December 31, 2011, the Trust made no direct payments to its officers and paid $74,000 to its unaffiliated trustees.

Distribution and shareholder service agreement.  The Funds have a distribution and shareholder services agreement with Oberweis Securities. For services under the distribution and shareholder services agreement, the Funds pay Oberweis Securities a fee at the annual rate of .25% of the average daily net assets as compensation for services. For the year ended December 31, 2011, the Micro-Cap Fund, Emerging Growth Fund, Small-Cap Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund incurred distribution fees totaling $60,243, $210,054, $20,174, $501,331, $49,322 and $19,180, respectively.

Affiliated Commissions.  For the year ended December 31, 2011, the Micro-Cap Fund, Emerging Growth Fund, Small-Cap Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund did not execute any security transactions through Oberweis Securities and therefore did not pay commissions to Oberweis Securities.

3. Investment transactions

The cost of securities purchased and proceeds from securities sold during the year ended December 31, 2011, other than options written and money market investments, aggregated $15,409,113 and $19,537,010, respectively, for the Micro-Cap Fund, $72,779,780 and $98,592,602, respectively, for the Emerging Growth Fund, $10,432,045 and $10,731,396, respectively, for the Small-Cap Opportunities Fund, $213,554,706 and $302,911,921, respectively, for the China Opportunities Fund, $49,025,139 and $52,120,360, respectively, for the International Opportunities Fund and $13,825,628 and $15,344,670, respectively, for the Asia Opportunities Fund. The Funds did not hold government securities during the year ended December 31, 2011.

The Funds may write covered call options. The premiums received provide a partial hedge (protection) against declining prices and enables each Fund to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2011

attractive investment for each Fund. The Funds write covered call options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Amounts recovered for securities litigation are included in the realized gains of the Fund and are recorded when received. The Funds did not write covered call options for the year ended December 31, 2011.

4. Redemption fee

The Oberweis Funds are designed for long-term investors. To discourage market timers redemptions of shares of the Micro-Cap Fund, Emerging Growth Fund, and Small-Cap Opportunities Fund within 90 days of purchase are subject to a 1% redemption fee of the total redemption amount and 2% for the China Opportunities Fund, the International Opportunities Fund, and the Asia Opportunities Fund. The redemption fee is deducted from the redemption proceeds and is retained by the Fund.

The redemption fee is retained by the Funds for the expense they incur in connection with shareholder redemptions. Redemption fees received by the Micro-Cap Fund, Emerging Growth Fund, Small-Cap Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund were $1,828, $63,177, $1,584, $77,479, $4,217 and $415, respectively, for the year ended December 31, 2011, and were recorded as a reduction of the cost of shares redeemed in the statements of changes in net assets.

5. Earnings credits and interest charges

The Trust, as part of the agreement with the Custodian, receives credits against its custodian fees on its uninvested cash balances and is allowed to borrow for temporary purposes. Borrowings are not to exceed 5% of the value of each Fund’s total assets at the time of any such borrowing. Interest on amounts borrowed is calculated at the prime rate and is payable monthly. During the year ended December 31, 2011, the Micro-Cap Fund, Emerging Growth Fund, Small-Cap Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund received credits of $9, $126, $51, $100, $225, and $87, respectively. During the year ended December 31, 2011, the Micro-Cap Fund, Emerging Growth Fund, Small-Cap Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund incurred interest charges of $4,765, $15,505, $255, $33,245, $378 and $121, respectively, which is included in custodian fees and expenses in the statement of operations.

6. Subsequent events

Subsequent events have been evaluated through February 22, 2011, which is the date the financial statements were issued. Subsequent events have not been evaluated after this date.

THE OBERWEIS FUNDS

Financial Highlights

Per share income and capital for a share outstanding throughout each period is as follows:

	Micro-Cap Fund
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$12.18	$10.40	$6.95	$15.56	$16.06
Income (loss) from investment operations:
Net investment loss(a)	(.18)	(.17)	(.15)	(.17)	(.23)
Net realized and unrealized gain (loss) on investments	(.80)	1.95	3.60	(8.10)	1.86
Total from investment operations	(.98)	1.78	3.45	(8.27)	1.63
Redemption Fees(a)	—	—	—	—	—
Less distributions:
Distribution from net realized gains on investments	—	—	—	(.34)	(2.13)
Net asset value at end of year	$11.20	$12.18	$10.40	$6.95	$15.56
Total Return (%)	(8.05)	17.12	49.64	(52.98)	10.17
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$21,140	$26,619	$26,967	$21,383	$51,004
Ratio of gross expenses to average net assets (%)	1.91	1.89	1.99	1.69	1.59
Ratio of net expenses to average net assets (%)(b)	1.91	1.89	1.99	1.68	1.58
Ratio of net investment loss to average net assets (%)	(1.53)	(1.68)	(1.81)	(1.53)	(1.31)
Portfolio turnover rate (%)	62	85	92	81	65

Notes:

(a)	The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
(b)	The ratios in this row reflect the impact, if any, of expense offset arrangements.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

	Emerging Growth Fund
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$20.59	$16.24	$10.69	$25.80	$27.22
Income (loss) from investment operations:
Net investment loss(a)	(.29)	(.23)	(.18)	(.22)	(.33)
Net realized and unrealized gain (loss) on investments	(2.11)	4.58	5.73	(14.51)	2.21
Total from investment operations	(2.40)	4.35	5.55	(14.73)	1.88
Redemption Fees(a)	.02	—	—	—	—
Less distributions:
Distribution from net realized gains on investments	—	—	—	(.38)	(3.30)
Net asset value at end of year	$18.21	$20.59	$16.24	$10.69	$25.80
Total Return (%)	(11.56)	26.79	51.92	(57.00)	6.82
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$60,141	$99,013	$117,388	$81,738	$219,323
Ratio of gross expenses to average net assets (%)	1.47	1.39	1.52	1.40	1.29
Ratio of net expenses to average net assets (%)(b)	1.47	1.39	1.52	1.40	1.28
Ratio of net investment loss to average net assets (%)	(1.39)	(1.30)	(1.43)	(1.28)	(1.14)
Portfolio turnover rate (%)	85	104	97	89	85

Notes:

(a)	The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
(b)	The ratios in this row reflect the impact, if any, of expense offset arrangements.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

	Small-Cap Opportunities Fund
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$11.61	$9.09	$5.56	$15.55	$14.02
Income (loss) from investment operations:
Net investment loss(a)	(.22)	(.17)	(.14)	(.22)	(.27)
Net realized and unrealized gain (loss) on investments	(.23)	2.69	3.66	(8.81)	2.36
Total from investment operations	(.45)	2.52	3.52	(9.03)	2.09
Redemption Fees(a)	—	—	.01	—	.02
Less distributions:
Distribution from net realized gains on investments	—	—	—	(.96)	(.58)
Net asset value at end of year	$11.16	$11.61	$9.09	$5.56	$15.55
Total Return (%)	(3.88)	27.72	63.49	(57.66)	14.99
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$7,579	$7,961	$6,575	$4,232	$11,484
Ratio of gross expenses to average net assets (%)	2.33	2.47	2.95	2.14	1.83
Ratio of net expenses to average net assets (%)(b)	2.00	2.00	2.00	2.00	1.80
Ratio of net investment loss to average net assets (%)	(1.87)	(1.80)	(1.92)	(1.94)	(1.71)
Portfolio turnover rate (%)	129	165	212	162	110

Notes:

(a)	The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
(b)	The ratios in this row reflect the impact, if any, of expense offset arrangements and expense reimbursement from the advisor.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

	China Opportunities Fund
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$16.63	$17.27	$7.51	$29.06	$19.53
Income (loss) from investment operations:
Net investment loss(a)	(.11)	(.14)	(.11)	(.20)	(.14)
Net realized and unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(6.36)	3.06	9.96	(18.64)	11.58
Total from investment operations	(6.47)	2.92	9.85	(18.84)	11.44
Redemption Fees(a)	.01	.02	.03	.06	.13
Less dividends and distributions:
Distribution from net realized gains on investments	(1.47)	(3.47)	—	(2.77)	(2.04)
Dividends from net investment income	—	(.11)	(.12)	—	—
Net asset value at end of year	$8.70	$16.63	$17.27	$7.51	$29.06
Total Return (%)	(38.72)	17.43	131.54	(64.34)	59.29
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$119,819	$292,934	$371,709	$118,449	$943,825
Ratio of gross expenses to average net assets (%)	2.08	1.97	2.07	2.00	1.78
Ratio of net expenses to average net assets (%)(b)	2.08	1.97	2.07	2.00	1.78
Ratio of net investment loss to average net assets (%)	(.76)	(.80)	(.89)	(1.03)	(.53)
Portfolio turnover rate (%)	107	104	101	70	68

Notes:

(a)	The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
(b)	The ratios in this row reflect the impact, if any, of expense offset arrangements.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

	International Opportunities Fund
	Years Ended December 31,				Period Ended December 31, 2007(a)
	2011	2010	2009	2008
Net asset value at beginning of year	$11.61	$8.97	$5.57	$14.10	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	.01	(.08)	(.07)	(.05)	(.10)
Net realized and unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(1.70)	2.80	3.47	(8.49)	4.16
Total from investment operations	(1.69)	2.72	3.40	(8.54)	4.06
Redemption Fees(b)	—	—	—	.01	.04
Less dividends:
Dividends from investment income	(.18)	(.08)	—	—	—
Net asset value at end of year	$9.74	$11.61	$8.97	$5.57	$14.10
Total Return (%)	(14.50)	30.37	61.04	(60.50)	41.00
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$15,230	$21,755	$18,311	$13,961	$112,470
Ratio of gross expenses to average net assets (%)	2.65	2.66	3.14	2.24	2.00
Ratio of net expenses to average net assets (%)(c)	1.89 (d)	2.49	2.49	2.23	1.99
Ratio of net investment loss to average net assets (%)	.12	(.86)	(1.01)	(.40)	(.80)
Portfolio turnover rate (%)	257	160	280	221	126

Notes:

(a)	For the period from February 1, 2007 (commencement of operations) through December 31, 2007
(b)	The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
(c)	The ratios in this row reflect the impact, if any, of expense offset arrangements and expense reimbursement from the advisor.
(d)	Effective May 1, 2011, the maximum annual expense ratio was reduced to 1.60%. This revised expense reimbursement arrangement will continue in force until at least April 30, 2013. The net expense ratio for OBIOX for the twelve months ending December 31, 2011 was 1.89%, which reflects a blend of both the old and new expense reimbursement arrangements.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

	Asia Opportunities Fund
	Year Ended December 31,			Period Ended December 31, 2008(a)
	2011	2010	2009
Net asset value at beginning of year	$9.05	$7.99	$4.30	$10.00
Income (loss) from investment operations:
Net investment loss(b)	(.09)	(.10)	(.07)	(.07)
Net realized and unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(1.39)	1.16	3.75	(5.65)
Total from investment operations	(1.48)	1.06	3.68	(5.72)
Redemption Fees(b)	—	—	.01	.02
Net asset value at end of year	$7.57	$9.05	$7.99	$4.30
Total Return (%)	(16.35)	13.27	85.81	(57.00)
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$6,430	$9,088	$8,605	$3,889
Ratio of gross expenses to average net assets (%)	4.17	3.42	4.31	3.85
Ratio of net expenses to average net assets (%)(c)	2.49	2.49	2.49	2.49
Ratio of net investment loss to average net assets (%)	(1.03)	(1.28)	(1.15)	(.95)
Portfolio turnover rate (%)	188	125	176	165

Notes:

(a)	For the period from February 1, 2008 (commencement of operations) through December 31, 2008
(b)	The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
(c)	The ratios in this row reflect the impact, if any, of expense offset arrangements and expense reimbursement from the advisor.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
  The Oberweis Funds

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Oberweis Emerging Growth Fund, Oberweis Micro-Cap Fund, Oberweis Small-Cap Opportunities Fund, Oberweis China Opportunities Fund, Oberweis International Opportunities Fund, and Oberweis Asia Opportunities Fund (six funds constituting The Oberweis Funds, hereafter referred to as the “Funds”) at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended indicated and the financial highlights for each of the years indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

February 22, 2012

  Trustees and Officers of The Oberweis Funds

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served
Noninterested Trustees
Katherine Smith Dedrick (54) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since November, 2004(1)
Gary D. McDaniel (63) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since April, 2004(1)
James G. Schmidt (64) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since December, 2003(1)
Interested Trustees
James D. Oberweis (65) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee(2)	Trustee and Officer since July, 1986(1)
James W. Oberweis (37) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	President	Officer since August, 1996(3)
Patrick B. Joyce (52) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Executive Vice President and Treasurer	Officer since October, 1994(3)
David I. Covas (36) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 2004(3)
Kenneth S. Farsalas (41) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 2009(3)
Eric V. Hannemann (38) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Secretary	Officer since August, 2005(3)
(1)	Unless otherwise noted, each trustee shall serve as a trustee of the Fund until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such trustee sooner dies, resigns, retires or is removed.
(2)	James D. Oberweis is an interested trustee of the Fund by reason of his position as the former Chairman of Oberweis Asset Management, Inc., the Fund’s investment advisor.
(3)	Elected annually by board of trustees.

The Statement of Additional Information includes additional information about Fund officers and trustees and is available upon request without charge, by calling the Fund at 1-800-323-6166.

Principal Occupation Last Five Years	Number of Portfolios Overseen by Trustee	Other Directorships

Partner – Childress Duffy, Ltd, April 1, 2007 to present; Member – Risk Worldwide; Partner – Levenfeld Pearlstein, LLC, January 2005 to April 1, 2007.	6	None
Senior Vice President/General Manager of Exopack Holding Corp. 2008 to 2010; Vice President/General Manager of the Flexible Packaging Group – Smurfit Stone Container, March 1988 to 2007.	6	None
Senior Vice President and Chief Financial Officer – Federal Heath Sign Co., May 2003 to present.	6	None

Chairman – Oberweis Dairy, Inc. December, 1986 to present. Chairman – Diamond Marketing Solutions November, 2009 to present. Director – Oberweis Asset Management, Inc. September, 1994 to February, 2008. Chairman – September, 2001 to February, 2008.	6	None
President – Oberweis Asset Management, Inc., September, 2001 to present; Portfolio Manager from December, 1995 to present; President and Director – Oberweis Securities, Inc., September, 1996 to present.	Not Applicable	None
Executive Vice President, Secretary and Director
 – Oberweis Asset Management, Inc., September,
1994 to present; Executive Vice President and Director
– Oberweis Securities, Inc. September, 1996 to present.	Not Applicable	None
Vice President – Oberweis Asset Management, Inc., September, 2003 to present.	Not Applicable	None
Vice President – Oberweis Asset Management, Inc., November 2004 to present.	Not Applicable	None
Vice President of Accounting – Oberweis Asset Management and Oberweis Securities, Inc., June, 2004 to present.	Not Applicable	None

THE OBERWEIS FUNDS

Supplemental Information

Proxy Voting:

The Oberweis Funds has delegated authority to vote proxies related to the Funds’ (Emerging Growth Fund, Micro-Cap Fund, Small-Cap Opportunities Fund, China Opportunities Fund, International Opportunities Fund and Asia Opportunities Fund) portfolio securities to the Funds’ investment adviser, Oberweis Asset Management, Inc. (“OAM”). A description of the policies and procedures that OAM uses in fulfilling this responsibility is available, without charge upon request, by calling 1-800-323-6166. It also appears on www.oberweisfunds.com and in the Funds’ Statement of Additional Information, which can be found on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-323-6166, and (2) on the SEC’s website at http://www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedule of portfolio investments with the SEC for the first and third quarter of each fiscal year (March 31 and September 30) on Form NQ. The Funds’ Forms NQ are available, without charge, on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory and Sub-Advisory Contracts:

The Investment Advisory Agreement between The Oberweis Funds (the “Trust”) and Oberweis Asset Management (“OAM”) with respect to the Emerging Growth, Micro-Cap and Small-Cap Opportunities Funds, the Investment Advisory and Management Agreements for each of the China Opportunities Fund, International Opportunities Fund and the Asia Opportunities Fund and the Investment Sub-Advisory Agreement between OAM and Oberweis Asset Management (Asia) (“OAM (Asia)”) with respect to the China Opportunities Fund were last approved by the Board of Trustees (the “Board”), including all of the trustees who are not parties to such agreements or interested persons of any such party (the “independent trustees”), on August 11, 2011. The Board of Trustees, including a majority of the independent trustees, determined that approval of the agreements was in the best interests of each Fund. The independent trustees were assisted by independent legal counsel in making their determination.

The Board noted that OAM has a long association with each Fund since its inception. The Board recognizes that a long-term relationship with a capable, conscientious investment adviser is in the best interests of shareholders and that shareholders have invested in the Funds knowing that OAM managed the Funds and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services.  With respect to the nature, quality and extent of the services provided by OAM and OAM (Asia) pursuant to the Investment Advisory, Investment Advisory and Management and Investment Sub-Advisory Agreements, as applicable, the Board considered the functions performed by OAM and OAM (Asia) and the personnel

THE OBERWEIS FUNDS

Supplemental Information (continued)

providing such services, information contained in OAM’s Form ADV, OAM’s financial condition, and the culture of compliance created by OAM and OAM (Asia), including the competency of the chief compliance officer of The Oberweis Funds (the “Trust”) and the fact that the Trust, OAM and OAM (Asia) have not had any material compliance issues. The Board also considered the experience and academic background of the portfolio management team, as well as the honesty and integrity of OAM, OAM (Asia) and the portfolio management team. In addition, the Board noted that OAM personnel are always open and forthright with the Board. Based on information provided, the Board concluded that the nature and extent of services provided to each Fund by OAM and to the China Opportunities Fund by OAM (Asia) were appropriate and that the quality was good.

The Board also reviewed and discussed reports prepared by OAM containing information on total returns and average annual total returns of the Funds over various periods of time, as compared to relevant market indices and other mutual funds pursuing broadly similar strategies. The Board noted that year-to-date performance through July 31, 2011 one-, three-, five- and ten-year performance was mixed, relative to the Funds’ peers and indices. Based on the information provided, the Board concluded that (i) as to the Micro-Cap Fund, although the Fund generally underperformed the other mutual funds included in the reports and relevant market indices for the year-to-date, one-year, three-year and five-year periods, the Fund outperformed the relevant market indices and generally performed in line with other mutual funds included in the reports for the ten-year period, (ii) as to the Emerging Growth Fund, although the Fund generally underperformed the other mutual funds included in the reports and relevant market indices for the five-year and ten-year periods, the Fund outperformed the relevant market indices for the year-to-date and three-year periods, and was generally in line with other mutual funds for the year-to-date, one-year, and three-year periods, (iii) as to the Small-Cap Opportunities Fund, although the Fund generally underperformed the other mutual funds included in the reports and relevant market indices for the three-year and ten-year periods, the Fund outperformed the relevant market indices for the year-to-date and one-year period, and was generally in line with other mutual funds included in the reports for the year-to-date, one-year and five-year periods, (iv) as to the China Opportunities Fund, although the Fund underperformed the relevant market indices for the three-year, five-year, and inception-to-date periods, the Fund outperformed the relevant market indices for the one-year period, and was generally in line with other mutual funds included in the report for the year-to-date, one-year, three-year and five-year periods, while outperforming most of the other mutual funds for the inception-to-date period, (v) as to the International Opportunities Fund, although the Fund underperformed other mutual funds included in the report and the relevant market index for the three-year period, the Fund outperformed the relevant market index and was generally either in line with or outperformed the other mutual funds for the year-to-date, one-year and inception-to-date periods, and (vi) as to the Asia Opportunities Fund, although the Fund has either generally underperformed or performed in line with the other mutual funds included in the report for the one-year, three-year and inception-to-date periods, and underperformed the relevant market index for the three-year and inception-to-date periods, the Fund outperformed the other mutual funds and relevant index for the year-to-date period and outperformed the relevant index for the one-year period.

THE OBERWEIS FUNDS

Supplemental Information (continued)

Fees and Expenses.  For each Fund, the Board compared the amounts paid to OAM for advisory services (for advisory and management services for the China Opportunities, International Opportunities and Asia Opportunities Funds) and each Fund’s expense ratio with other mutual funds pursuing broadly similar strategies as included in reports prepared by OAM.

This information showed each Fund’s advisory and management fees were either comparable or in a mid-range compared to the other mutual funds. The information also showed that the expense ratios of the Emerging Growth Fund, the Micro-Cap Fund, and the China Opportunities Fund were comparable or in the mid-range compared to the other mutual funds, while the expense ratios for the Small-Cap Opportunities Fund, the International Opportunities Fund and the Asia Opportunities Fund were on the high side compared to similar funds. In addition, the Board considered amounts paid to OAM by other clients. With respect to OAM’s other clients, the Board recognized that the mix of services provided and the level of responsibility required under the agreements with the Fund were greater than OAM’s obligations for similar client accounts and that the advisory fees of such accounts are less relevant to the Board’s consideration because they reflect different competitive forces than those in the mutual fund marketplace. With respect to OAM (Asia)’s sub-advisory fees, the Board noted that OAM is responsible for paying such fees and that the China Opportunities Fund does not directly pay any of OAM (Asia)’s fees. Based on the information considered, the Board concluded that each Fund’s advisory and management fees and the China Opportunities Fund’s sub-advisory fees were reasonable and/or appropriate in amount, given the quality of services provided and taking into consideration relevant circumstances.

Profitability.  With respect to the costs of services provided and profits realized by OAM and OAM (Asia), the Board considered the advisory and management fees received by OAM from each of the Funds and the sub-advisory fees paid to OAM (Asia) by OAM with respect to the China Opportunities Fund. The Board also considered representations from OAM management that the overall profitability of OAM was within an acceptable range for investment advisory firms and that the advisory fees charged to the Funds were consistent with other advisory clients, and OAM reimburses the Funds if expense ratios exceed certain limits. Based on this information, the Board concluded for each Fund that OAM’s profitability was not unreasonable and that for the China Opportunities Fund, OAM (Asia)’s profitability was not unreasonable.

Economies of Scale.  The Board considered the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders. The Board noted that the advisory fee for the Emerging Growth Fund has a breakpoint designed to share economies of scale with shareholders. The Board also noted asset capacity constraints for the Funds, which limit economies of scale. The Board concluded, with respect to each Fund, that each Fund’s advisory and management fees reflect an appropriate recognition of any economies of scale, and that, with respect to the China Opportunities Fund, that OAM (Asia)’s sub-advisory fee reflects an appropriate recognition of any economies of scale.

THE OBERWEIS FUNDS

Supplemental Information (continued)

Other Benefits to OAM and its Affiliates.  The Board considered the character and amount of other incidental benefits received by OAM, OAM (Asia) and their affiliates from their relationship with the Funds, including fees received by an affiliate of OAM for distribution services and benefits to OAM and OAM (Asia) related to soft dollars. The Board also noted that during the past year none of the Fund’s brokerage transactions had been placed through the affiliated broker-dealer of OAM.

After due consideration of all the information and factors deemed relevant by the Board and the conclusions reached, the Board determined to approve the agreements. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling, and considered all factors together.

Expense Examples:

As a shareholder of The Oberweis Funds, you may incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Oberweis Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 at the beginning of the period and held for the entire period.

Actual Expenses:

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

THE OBERWEIS FUNDS

Supplemental Information (continued)

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period* 7/1/11 – 12/31/11	Expense Ratio During Period 7/1/11 – 12/31/11
Micro-Cap Fund
Actual	$1,000.00	$856.30	$8.94	1.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	$9.70	1.91%
Emerging Growth Fund
Actual	$1,000.00	$783.90	$6.61	1.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48	1.47%
Small-Cap Opportunities Fund
Actual	$1,000.00	$867.10	$9.41	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16	2.00%
China Opportunities Fund
Actual	$1,000.00	$683.90	$8.83	2.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.72	$10.56	2.08%
International Opportunities Fund
Actual	$1,000.00	$792.90	$8.54	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.68	$8.13	1.60%
Asia Opportunities Fund
Actual	$1,000.00	$831.90	$11.50	2.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.65	$12.63	2.49%
*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Trustees and Officers

James D. Oberweis
Trustee

Gary D. McDaniel
Trustee

James W. Oberweis
President

David I. Covas
Vice President

Kenneth S. Farsalas
Vice President

Katherine Smith Dedrick
Trustee

James G. Schmidt
Trustee

Patrick B. Joyce
Executive Vice President
Treasurer

Eric V. Hannemann
Secretary

Manager and Investment Advisor

Oberweis Asset Management, Inc.
3333 Warrenville Road, Suite 500, Lisle, IL 60532
1-800-323-6166
www.oberweisfunds.com

Distributor

Oberweis Securities, Inc.
3333 Warrenville Road, Suite 500, Lisle, IL 60532
1-630-577-2300
www.oberweisfunds.com

Custodian

UMB Bank, n.a.
928 Grand Blvd., Kansas City, MO 64106

Transfer Agent

UMB Fund Services, Inc.
P.O. Box 711 Milwaukee, WI 53201-0711
1-800-245-7311

Counsel

Vedder Price P.C.
222 North LaSalle Street, Chicago, IL 60601

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
One North Wacker Drive, Chicago, IL 60606

The Oberweis Funds
Micro-Cap Fund Emerging Growth Fund Small-Cap Opportunities Fund China Opportunities Fund International Opportunities Fund Asia Opportunities Fund

1-800-245-7311

www.oberweisfunds.com

ITEM 2.	CODE OF ETHICS.

(a)	As of December 31, 2011, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(b)	A copy of the code of ethics may be obtained upon request, without charge, by contacting the registrant in writing at its principal executive office.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

(a)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(b)	The audit committee financial expert is James G. Schmidt. Mr. Schmidt is independent as defined in Form N-CSR Item 3 (a) (2).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

	2010	2011
Audit fees	90,000	95,590
Audit-Related Fees	N/A	N/A
Tax Fees	70,988	38,070
All Other Fees	N/A	N/A

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

(e)(1) The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment, and Adviser Affiliate that provides ongoing services to the registrant for 2011 and 2010 were $38,070, and $70,988, respectively.

(h) Non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to Paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X were considered by the registrant’s audit committee as to whether they were compatible with maintaining the principal account’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

See Schedule I in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since registrant last disclosed such procedures in its proxy statement dated April 16, 2004.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There has been no change to the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1)	Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(a) (2)	Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17CFR 270.30a-2) in the exact form set forth below: EX-99.CERT attached hereto.

(a) (3)	Any written solicitation to purchase securities under Rule 23 c-1 under the Investment Company Act of 1940 (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable to the registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S. C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Oberweis Funds

By (Signature and Title*)	/s/ James W. Oberweis
James W. Oberweis
President, The Oberweis Funds

Date 03/09/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title*)	/s/ James W. Oberweis
James W. Oberweis
President, The Oberweis Funds

Date 03/09/2012

By (Signature and Title*)	/s/ Patrick B. Joyce
Patrick B. Joyce
Executive Vice President and Treasurer,
The Oberweis Funds

Date 03/09/2012

/*/	Print the name and title of each signing officer under his or her signature.